SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A) of the

Securities Exchange Act of 1934

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to 240.14a-12

AMG FUNDS IV

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[____________], 2021

AMG FUNDS IV

AMG GW&K SMALL CAP FUND II

(FORMERLY AMG MANAGERS LMCG SMALL CAP GROWTH FUND)

Dear Shareholder:

I am writing to you about important proposals relating to AMG GW&K Small Cap Fund II (formerly AMG Managers LMCG Small Cap Growth Fund) (the “Fund”), a series of AMG Funds IV (“AMG Funds IV” or the “Trust”). This proxy statement asks you to consider and vote on the following proposals: (i) to approve a new subadvisory agreement between AMG Funds LLC (the “Investment Manager”) and GW&K Investment Management, LLC (“GW&K”) with respect to the Fund; (ii) to approve the redesignation of the Fund’s fundamental investment objective as non-fundamental; (iii) to amend certain of the Fund’s fundamental investment restrictions; and (iv) to approve a modified “manager-of-managers” structure for the Fund. GW&K has been an affiliate of the Investment Manager and Affiliated Managers Group, Inc. (“AMG”), the ultimate parent company of the Investment Manager (affiliates of AMG are collectively referred to herein as “Affiliates”), since 2008 and currently serves as subadviser to fourteen other funds in the AMG Funds Family of Funds.

For more than two decades, AMG has been the partner of choice to the world’s leading alpha-generating boutique firms. AMG takes great pride in its process for making new investments and in partnering with best in class boutique investment firms globally. With over $600 billion in aggregate assets, AMG’s Affiliates offer a broad array of active, return-seeking strategies, with a focus on strategies in which boutiques maintain a competitive advantage in generating excess returns across market cycles. AMG’s unique partnership approach preserves each Affiliate’s operational and investment autonomy while leveraging the scale of AMG’s global business, with continued direct equity ownership by the Affiliate’s management partners. As highly specialized, independent, partner-owned investment firms, AMG’s Affiliates put their capital at risk alongside that of their clients, ensuring that Affiliates, as subadvisers, are incented to deliver the appropriate long term risk return profile for their Fund clients.

The proposed changes for the Fund, which have been approved by the Board of Trustees, are part of a strategic repositioning of the AMG Funds complex for greater alignment with AMG, in which each fund not currently subadvised by an AMG Affiliate will be transitioned to an AMG Affiliate subadviser. We believe this move will provide a platform for the continued growth and success of the AMG Funds complex, and will create value for the Fund, the other funds in the AMG Funds complex and their shareholders through enhanced resources, competitive fee levels, and greater stability for the complex. The repositioning will bring AMG’s strong partnerships in support of the Fund and AMG Funds complex as a whole and enable AMG Funds to bring the best capabilities of AMG’s Affiliates to the Fund and the rest of the AMG Funds complex. We believe the proposed changes are in the best interest of the Fund.

In light of this, we are asking shareholders to approve GW&K, an affiliate of the Investment Manager, to serve as the subadviser to the Fund. GW&K has been acting as the Fund’s subadviser on an interim basis pursuant to an interim subadvisory agreement since March 19, 2021, when it replaced the former suabdviser, LMCG Investments, LLC (“LMCG”), as subadviser to the Fund. Under applicable law, if shareholders do not approve the new subadvisory agreement with GW&K on or before August 16, 2021, GW&K may no longer be able to act as subadviser to the Fund and the Board of Trustees may consider other alternatives for the Fund, including possible liquidation of the Fund. The fee rate paid to GW&K under the interim subadvisory agreement is the same fee rate that was paid to LMCG under the former subadvisory agreement and is paid by the Investment Manager. The fee rate paid to GW&K under the new subadvisory agreement is lower than the fee rate that was paid to LMCG and is paid by the Investment Manager. The approval of the new subadvisory agreement will not increase the management fee rate borne by Fund shareholders. In connection with the hiring of GW&K, the Board of Trustees approved certain fee changes for the Fund, all of which will be implemented upon the effectiveness of the new subadvisory agreement and will result in the overall reduction of the Fund’s net expense ratios as compared with the Fund’s current fee structure.

i

In connection with the hiring of GW&K, effective March 19, 2021, the Fund (i) changed its name from AMG Managers LMCG Small Cap Growth Fund to AMG GW&K Small Cap Fund II, and (ii) made changes to its principal investment strategies and principal risks. Also in connection with the hiring of GW&K, effective as of May 21, 2021, (i) the Fund’s policy to, under normal circumstances, invest at least 80% of its assets in common stocks and other equity securities of small-cap companies will be replaced with the following policy: under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of small- and mid-capitalization companies (the “80% Policy”); (ii) the Fund will change its name from AMG GW&K Small Cap Fund II to AMG GW&K Small/Mid Cap Growth Fund; (iii) the Fund will make changes to its principal investment strategies consistent with the change to its 80% Policy; and (iv) the Fund will replace its existing benchmark index with the Russell 2500 Growth Index. For more information regarding these and other changes to the Fund, please see the supplement dated March 19, 2021 to the Fund’s prospectus dated February 1, 2021, which is attached as Appendix B to the accompanying proxy statement.

In addition to the new subadvisory agreement between the Investment Manager and GW&K with respect to the Fund and in connection with the hiring of GW&K, Fund shareholders are being asked to approve certain changes to the Fund’s fundamental investment objective and fundamental investment restrictions. The proposed changes will facilitate the management of the Fund by the Investment Manager and GW&K.

Lastly, Fund shareholders are being asked to approve a modified “manager-of-managers” structure for the Fund. The Fund currently operates under a “manager-of-managers” structure pursuant to an order issued by the Securities and Exchange Commission (the “SEC”) that permits the Investment Manager, subject to the approval of the Board of Trustees, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with unaffiliated subadvisers (the “AMGF Order”). The modified “manager-of-managers” structure would permit the Investment Manager, subject to the approval of the Board of Trustees, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers subject to certain terms and conditions established by the SEC. In addition, the SEC’s terms for using the modified manager-of-managers structure permit funds to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. Subject to shareholder approval of the proposal, and approval by the SEC of an amendment to the AMGF Order, the Fund would be permitted to disclose fees paid to subadvisers on an aggregate, rather than individual, basis.

A special meeting of shareholders (the “Meeting”) of the Fund has been scheduled for [May 20, 2021] to vote on these matters. If you are a shareholder of record of the Fund as of the close of business on [March 29, 2021], you are entitled to vote at the Meeting and any adjournment(s) or postponement(s) of all or any portion of the Meeting, even if you no longer own your shares.

Pursuant to these materials, you are being asked to vote on the proposals, as noted above. For the reasons discussed in the enclosed materials, the Board of Trustees of AMG Funds IV recommends that you vote “FOR” each proposal.

You can vote in one of four ways:

•	Over the Internet, through the website listed on the proxy card,

•	By telephone, using the toll-free number listed on the proxy card,

•	By mail, using the enclosed proxy card — be sure to sign, date and return the proxy card in the enclosed postage-paid envelope, or

•	At the telephonic shareholder meeting on [May 20, 2021]. Please see additional information regarding the shareholder meeting in the enclosed materials.

We encourage you to vote over the Internet or by telephone using the voting control number that appears on your proxy card.

Please take the time to carefully consider and vote on these important proposals. Please also read the enclosed information carefully before voting. If you have questions, please call Computershare Fund Services, the Fund’s proxy solicitor, toll-free at 866-905-8143.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund prior to the Meeting, or by voting at the Meeting.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Keitha L. Kinne
President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-

ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE ALONG

WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD

YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

QUESTIONS AND ANSWERS

The following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found in the proxy materials. For this reason, the information is qualified in its entirety by reference to the enclosed proxy statement to shareholders (“Proxy Statement”).

Q.	Why am I receiving this Proxy Statement?

A.

You are receiving these proxy materials — that include the Proxy Statement and your proxy card — because you have the right to vote on important proposals concerning AMG GW&K Small Cap Fund II (formerly AMG Managers LMCG Small Cap Growth Fund) (the “Fund”), a series of AMG Funds IV (“AMG Funds IV” or the “Trust”). Each of the proposals is described below.

Q.	What are the proposals about?

A.

The Proxy Statement presents four proposals, which the Board of Trustees of the Trust (the “Board”) and AMG Funds LLC (the “Investment Manager”), the Fund’s investment manager, believe are in the best interests of the Fund for the reasons described below.

Proposal 1

Proposal 1 relates to a proposed new subadvisory agreement between the Investment Manager and GW&K Investment Management, LLC (“GW&K”) with respect to the Fund. At a meeting held on March 17-18, 2021, and based upon the recommendation of the Investment Manager, the strategic realignment discussed above, and other factors, the Board terminated the subadvisory agreement with LMCG Investments, LLC (“LMCG”), the then-current subadviser of the Fund, and approved the appointment of GW&K as the subadviser to the Fund on an interim basis to replace LMCG, with GW&K’s services beginning on March 19, 2021. GW&K was appointed interim subadviser pursuant to an interim subadvisory agreement as permitted by Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”). As required by applicable law, the interim subadvisory agreement is effective until the earlier of 150 days after the termination of the subadvisory agreement with LMCG or the approval of a new subadvisory agreement between the Investment Manager and GW&K by shareholders of the Fund. At the meeting held on March 17-18, 2021, the Board also approved the longer-term appointment of GW&K as the subadviser to the Fund and the adoption of a new subadvisory agreement between the Investment Manager and GW&K, subject to shareholder approval. In accordance with Rule 15a-4 under the 1940 Act, shareholders of the Fund are being asked to approve the new subadvisory agreement on or before August 16, 2021 in order to ensure that GW&K serves as subadviser to the Fund on an uninterrupted basis following that date. For the reasons discussed in the Proxy Statement, the Board recommends that you vote “FOR” Proposal 1.

Proposal 2

Proposal 2 relates to the redesignation of the Fund’s fundamental investment objective as non-fundamental. Because the Fund’s investment objective is currently designated as fundamental, shareholder approval is required to change the investment objective. If shareholders approve Proposal 2 and the investment objective is redesignated as non-fundamental, the Board would have the ability to change the Fund’s investment objective without shareholder approval and without prior notice to shareholders. Making this change will allow the Board to approve changes to the Fund’s investment objective in the future in response to changing market conditions or other developments without the delay and expense of a shareholder vote. The Investment Manager has indicated that it has no current intention of recommending to the Board that it consider changing the Fund’s investment objective in connection with the approval of this proposal. For the reasons discussed in the Proxy Statement, the Board recommends that you vote “FOR” Proposal 2.

Proposal 3

Proposal 3 relates to the proposed amendment of certain of the Fund’s fundamental investment restrictions. The proposed changes are intended to update and standardize the Fund’s fundamental investment restrictions, while continuing to fully satisfy the requirements of the 1940 Act, and the rules and regulations thereunder. The proposed changes are designed to provide the Fund increased flexibility to respond to market, industry and regulatory changes. There may be additional risks associated with such increased flexibility, as described in Proposal 3. Also, the proposed changes are intended to reduce administrative burdens and ongoing costs to the Trust, and the AMG Funds Family of Funds, a mutual fund complex comprised of 46 different funds, each having distinct investment management objectives, strategies, risks, and policies (the “AMG Funds Family of Funds”), more generally, by simplifying and making uniform the fundamental investment restrictions across most of the other funds in the AMG Funds Family of Funds. Furthermore, the Investment Manager has indicated that, other than as described in this Proxy Statement, it has no current intention to change in any significant way the Fund’s investment strategies or the manner in which the Fund is managed in connection with the approval of this proposal. For the reasons discussed in the Proxy Statement, the Board recommends that you vote “FOR” Proposal 3.

Proposal 4

Proposal 4 relates to a proposed modified “manager-of-managers” structure for the Fund. Under Section 15(a) of the 1940 Act, an investment adviser to a mutual fund generally cannot enter into or materially amend a subadvisory agreement without obtaining shareholder approval, but the Fund is currently operating under a manager-of-managers structure pursuant to an exemptive order (the “AMGF Order”) issued by the Securities and Exchange Commission (the “SEC”) that enables the Investment Manager, subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with unaffiliated subadvisers. The modified “manager-of-managers” structure would permit the Investment Manager, subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers in reliance on the terms of the exemptive order obtained by Carillon Tower Advisers, Inc., et al., Investment Company Release Nos. 33464 (May 2, 2019) (notice) and 33494 (May 29, 2019) (order) (the “Carillon Order”). In addition, the Carillon Order permits funds to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. Subject to shareholder approval of Proposal 4 and approval by the SEC of an amendment to the AMGF Order, the Fund would be permitted to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. Fund shareholder approval is being sought to provide the Fund with flexibility to operate under the Carillon Order manager-of-managers structure. For the reasons discussed in the Proxy Statement, the Board recommends that you vote “FOR” Proposal 4.

Q.	What is the impact of Proposal 1 on the Fund’s investment objective, principal investment strategies and principal risks?

A.

In connection with the hiring of GW&K, effective March 19, 2021, the Fund (i) changed its name from AMG Managers LMCG Small Cap Growth Fund to AMG GW&K Small Cap Fund II, and (ii) made changes to its principal investment strategies and principal risks. Also in connection with the hiring of GW&K, effective as of May 21, 2021, (i) the Fund’s policy to, under normal circumstances, invest at least 80% of its assets in common stocks and other equity securities of small-cap companies will be replaced with the following policy: under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of small- and mid-capitalization companies (the “80% Policy”); (ii) the Fund will change its name from AMG GW&K Small Cap Fund II to AMG GW&K Small/Mid Cap Growth Fund; (iii) the Fund will make changes to its principal investment strategies consistent with the change to its 80% Policy; and (iv) replace its existing benchmark index with the Russell 2500 Growth Index. For more information regarding these and other changes to the Fund, please see the supplement dated March 19, 2021 to the Fund’s prospectus dated February 1, 2021, which is attached as Appendix B to the Proxy Statement. In addition, Fund shareholders are being asked to approve certain changes to the Fund’s fundamental investment objective and fundamental investment restrictions, as described in Proposals 2 and 3.

v

Q.	What is the impact of the Proposals on the Fund’s fees and expenses?

A.

In connection with the hiring of GW&K, the Board approved certain fee changes for the Fund, all of which will be implemented upon the effectiveness of the new subadvisory agreement and will result in the overall reduction of the Fund’s net expense ratios as compared with the Fund’s current fee structure. For more information regarding these and other changes to the Fund, please see the supplement dated March 19, 2021 to the Fund’s prospectus dated February 1, 2021, which is attached as Appendix B to the Proxy Statement.

Q.	When is the Meeting?

A.

The enclosed proxy is being solicited for use at the special meeting of shareholders of the Fund to be held on [May 20, 2021] (the “Meeting”) at [3:00 p.m.] Eastern Time, and, if the Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Special Meeting of Shareholders. In light of the COVID-19 pandemic, the Meeting will be a virtual meeting held via telephone only.

Q.	How does the Board suggest that I vote?

A.

After careful consideration, the Board unanimously recommends that you vote “FOR” each proposal. Please see the section of the Proxy Statement discussing each proposal for a discussion of the Board’s considerations in making such recommendations.

Q.	What vote is required to approve the proposals?

A.

Proposals 1, 2, and 4 must be approved by a “vote of a majority of the outstanding voting securities” of the Fund. With respect to Proposal 3, shareholders of the Fund will vote separately on a sub-proposal-by-sub-proposal basis and each sub-proposal must be approved by a “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote on the proposal present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on the proposal.

Q.	What happens if shareholders do not approve the proposals?

A.

The Board unanimously recommends that shareholders approve each proposal. However, if shareholders do not approve Proposal 1, the new subadvisory agreement between the Investment Manager and GW&K with respect to the Fund will not take effect, and the Board will determine what further action is appropriate for the Fund.

If shareholders do not approve Proposal 2, the Fund’s investment objective will continue to be designated as fundamental and the Fund will be required to seek shareholder approval if, in the future, it seeks to change the investment objective.

If shareholders do not approve a Proposal 3 sub-proposal, the Fund will continue to be managed with its corresponding current fundamental investment restriction.

If shareholders do not approve Proposal 4, the Fund will continue to operate under a manager-of-managers structure pursuant to the AMGF Order and the Fund will continue to be required to seek the approval of its shareholders to enter into or materially amend subadvisory agreements with affiliated subadvisers.

Q.	Will my vote make a difference?

A.

Yes! Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of their Fund. Additionally, you will help save the costs of any further solicitations by providing your immediate response on the enclosed proxy card, over the Internet or by telephone.

Q.	If I am a small investor, why should I vote?

A.

You should vote because every vote is important. If numerous shareholders just like you fail to vote, the Fund may not receive enough votes to go forward with the Meeting. If this happens, the Fund will need to solicit votes again. This may delay the Meeting and the approval of the proposals and generate unnecessary costs.

Q.	How do I vote?

A.

You may provide the Fund with your vote by mail using the enclosed proxy card, over the Internet by following the instructions on the proxy card, by telephone using the toll-free number listed on the proxy card, or at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call Computershare Fund Services, the Fund’s proxy solicitor (the “Solicitor”), toll-free at 866-905-8143.

Q.	Whom do I call if I have questions?

A.	We will be happy to answer your questions about this proxy solicitation. If you have questions, please call the Solicitor, toll-free at 866-905-8143.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund prior to the Meeting, or by voting at the Meeting.

PROMPT VOTING IS REQUESTED.

AMG FUNDS IV

AMG GW&K SMALL CAP FUND II

(FORMERLY AMG MANAGERS LMCG SMALL CAP GROWTH FUND)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [MAY 20, 2021]

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of AMG GW&K Small Cap Fund II (formerly AMG Managers LMCG Small Cap Growth Fund) (the “Fund”), a series of AMG Funds IV (“AMG Funds IV” or the “Trust”), will be held on [May 20, 2021] at [3:00 p.m.] Eastern Time for the purposes listed below. In light of the COVID-19 pandemic, the Meeting will be a virtual meeting held via telephone only.

Proposal Summary

1.	To approve a new subadvisory agreement between AMG Funds LLC (the “Investment Manager”) and GW&K Investment Management, LLC (“GW&K”) with respect to the Fund.

2.	To approve the redesignation of the Fund’s fundamental investment objective as non-fundamental.

3.	To amend certain of the fundamental investment restrictions of the Fund.

4.

To approve a modified manager-of-managers structure for the Fund that would permit the Investment Manager to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers without obtaining shareholder approval and would also permit the Fund to disclose fees paid to subadvisers on an aggregate, rather than individual, basis..

5.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

After careful consideration, the Trust’s Board of Trustees (the “Board” or the “Trustees”) unanimously recommends that shareholders vote “FOR” each proposal.

Shareholders of record at the close of business on [March 29, 2021] are entitled to notice of, and to vote at, the Meeting, even if any such shareholders no longer own shares.

If you wish to attend the Meeting, please register by sending an email to shareholdermeetings@computershare.com and provide us with your full name and address in order to receive the conference call dial-in information. Please use the email subject line “AMG GW&K Small Cap Fund II”, and include in your email your full name along with your request for the conference line number. That number will be sent back to you, allowing you to call into the meeting. We encourage you to vote your shares prior to the Meeting.

We call your attention to the accompanying proxy statement. The Fund requests that you complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting by telephone or over the Internet if you wish to take advantage of these voting options. Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund prior to the Meeting, or by voting at the Meeting. Please call Computershare Fund Services, the Fund’s proxy solicitor, toll-free at 866-905-8143 if you have any questions relating to attending the Meeting or your vote instructions.

By Order of the Board of Trustees,

Mark Duggan
Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE MEETING TO BE HELD ON [MAY 20, 2021]

This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders are available at the website listed on your proxy card. In addition, shareholders can find important information about the Fund in the Fund’s annual report, dated October 31, 2020, including financial reports for the fiscal year ended October 31, 2020. You may obtain copies of these reports without charge, upon request, by writing to AMG Funds LLC, One Stamford Plaza, 263 Tresser Boulevard, Suite 949, Stamford, Connecticut 06901, or by calling 1-800-548-4539, or on the Funds’ website at www.amgfunds.com.

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. IF YOU DO NOT EXPECT TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU VOTE BY TELEPHONE OR OVER THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

AMG FUNDS IV

AMG GW&K SMALL CAP FUND II

(FORMERLY AMG MANAGERS LMCG SMALL CAP GROWTH FUND)

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [MAY 20, 2021]

This proxy statement (“Proxy Statement”) and enclosed notice and proxy card are being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of AMG Funds IV (“AMG Funds IV” or the “Trust”) and its series, AMG GW&K Small Cap Fund II (formerly AMG Managers LMCG Small Cap Growth Fund) (the “Fund”). The proxies are being solicited for use at a special meeting of shareholders of the Fund to be held on [May 20, 2021] at [3:00 p.m.] Eastern Time, and at any and all adjournments or postponements of all or any portion thereof (the “Meeting”). In light of the COVID-19 pandemic, the Meeting will be a virtual meeting held via telephone only.

The Board has called the Meeting and is soliciting proxies from shareholders of the Fund for the purposes listed below:

Proposal Summary

1.	To approve a new subadvisory agreement between AMG Funds LLC (the “Investment Manager”) and GW&K Investment Management, LLC (“GW&K”) with respect to the Fund.

2.	To approve the redesignation of the Fund’s fundamental investment objective as non-fundamental.

3.	To amend certain of the fundamental investment restrictions of the Fund.

4.

To approve a modified manager-of-managers structure for the Fund that would permit the Investment Manager to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers without obtaining shareholder approval and would also permit the Fund to disclose fees paid to subadvisers on an aggregate, rather than individual, basis..

5.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

This Proxy Statement and the accompanying notice and the proxy card are being first mailed to shareholders on or about [April 8, 2021].

Shareholders of record at the close of business on [March 29, 2021] (the “Record Date”) are entitled to notice of, and to vote at, the Meeting, even if such shareholders no longer own shares.

If you have any questions about the proposals or about voting, please call Computershare Fund Services, the Fund’s proxy solicitor, toll-free at 866-905-8143.

OVERVIEW OF THE PROPOSALS

Introduction

The Trust is currently comprised of eleven mutual funds, but only the Fund is the subject of this proxy statement. The Trust is a registered management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware statutory trust. The Investment Manager, located at One Stamford Plaza, 263 Tresser Boulevard, Suite 949, Stamford, Connecticut 06901, is a subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 777 South Flagler Drive, West Palm Beach, Florida 33401. The Investment Manager serves as investment manager and administrator of the Fund and is responsible for the Fund’s overall administration and operations.

AMG Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Investment Manager, located at One Stamford Plaza, 263 Tresser Boulevard, Suite 949, Stamford, Connecticut 06901, serves as the Fund’s distributor.

The principal executive offices of the Trust are located at One Stamford Plaza, 263 Tresser Boulevard, Suite 949, Stamford, Connecticut 06901.

Proposal 1: Approval of New Subadvisory Agreement

At a meeting held on March 17-18, 2021, and based upon the recommendation of the Investment Manager, the strategic realignment discussed in the letter from the President of the Fund that accompanies this Proxy Statement, and other factors, the Board, including a majority of the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (the “Independent Trustees”), terminated the subadvisory agreement (the “Former Subadvisory Agreement”) with LMCG Investments, LLC (“LMCG”), the then-current subadviser of the Fund, and approved the appointment of GW&K Investment Management, LLC (“GW&K”) as the subadviser to the Fund on an interim basis to replace LMCG, with GW&K’s services beginning on March 19, 2021. The Investment Manager and the Board believed that termination of the Former Subadvisory Agreement and the proposed new arrangements with GW&K were in the best interests of the Fund and its shareholders. GW&K was appointed interim subadviser pursuant to an interim subadvisory agreement between the Investment Manager and GW&K (the “Interim Subadvisory Agreement”), to be effective until the earlier of 150 days after the termination of the Former Subadvisory Agreement or the approval of the New Subadvisory Agreement (as defined below) by shareholders of the Fund. At the meeting held on March 17-18, 2021, the Board, including a majority of the Independent Trustees, also approved (i) the longer-term appointment of GW&K as the subadviser to the Fund, (ii) a new subadvisory agreement between the Investment Manager and GW&K with respect to the Fund (the “New Subadvisory Agreement”) and (iii) the submission of the New Subadvisory Agreement to shareholders of the Fund for approval. In accordance with Rule 15a-4 under the 1940 Act, shareholders of the Fund are being asked to approve the New Subadvisory Agreement on or before August 16, 2021 in order to ensure that GW&K serves as subadviser to the Fund on an uninterrupted basis following that date (“Proposal 1”). As discussed in greater detail below, the Board has unanimously determined to recommend a vote “FOR” Proposal 1.

The material differences between the Interim Subadvisory Agreement and the Former Subadvisory Agreement with respect to the Fund, as well as the material differences between the New Subadvisory Agreement approved by the Board and the Former Subadvisory Agreement, are described below under “Description of The Interim Subadvisory Agreement” and “Description of the New Subadvisory Agreement”.

If the shareholders of the Fund approve the New Subadvisory Agreement between the Investment Manager and GW&K, GW&K will continue to serve as subadviser to the Fund under the terms of the New Subadvisory Agreement. If shareholders of the Fund do not approve the New Subadvisory Agreement, the New Subadvisory Agreement will not take effect, and the Board will determine what further action is appropriate for the Fund.

In connection with the hiring of GW&K, effective March 19, 2021, the Fund (i) changed its name from AMG Managers LMCG Small Cap Growth Fund to AMG GW&K Small Cap Fund II, and (ii) made changes to its principal investment strategies and principal risks. Also in connection with the hiring of GW&K, effective as of May 21, 2021, (i) the Fund’s policy to, under normal circumstances, invest at least 80% of its assets in common stocks and other equity securities of small-cap companies will be replaced with the following policy: under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of small- and mid-capitalization companies (the “80% Policy”); (ii) the Fund will change its name from AMG GW&K Small Cap Fund II to AMG GW&K Small/Mid Cap Growth Fund, (ii) make changes to its principal investment strategies consistent with the change to its 80% Policy; and (iv) the Fund will replace its existing benchmark index with the Russell 2500 Growth Index. Also in connection with the hiring of GW&K, the

Board approved certain fee changes for the Fund, all of which will be implemented upon the effectiveness of the New Subadvisory Agreement and will result in the overall reduction of the Fund’s net expense ratios as compared with the Fund’s current fee structure. For more information regarding these and other changes to the Fund, please see the supplement dated March 19, 2021 to the Fund’s prospectus dated February 1, 2021, which is attached as Appendix B to the Proxy Statement.

Proposal 2: Approval of the Redesignation of the Fund’s Fundamental Investment Objective as Non-Fundamental

Proposal 2 relates to the redesignation of the Fund’s fundamental investment objective as non-fundamental (“Proposal 2”). Because the Fund’s investment objective is currently designated as fundamental, shareholder approval is required to change the investment objective. If shareholders approve Proposal 2 and the investment objective is redesignated as non-fundamental, the Board would have the ability to change the Fund’s investment objective without shareholder approval and without prior notice to shareholders. Making this change will allow the Board to approve changes to the Fund’s investment objective in the future in response to changing market conditions or other developments without the delay and expense of a shareholder vote. The Investment Manager has indicated that it has no current intention of recommending to the Board that it consider changing the Fund’s investment objective in connection with the approval of this proposal. As discussed in greater detail below, the Board has unanimously determined to recommend a vote “FOR” Proposal 2.

If shareholders of the Fund do not approve Proposal 2, the Fund’s investment objective will continue to be designated as fundamental and the Fund will be required to seek shareholder approval if, in the future, it seeks to change the investment objective.

Proposal 3: Approval of the Amendment of Certain Fundamental Investment Restrictions of the Fund

Proposal 3 relates to the proposed amendment of certain of the fundamental investment restrictions of the Fund (“Proposal 3”). The proposed changes are intended to update and standardize the Fund’s fundamental investment restrictions, while continuing to fully satisfy the requirements of the 1940 Act, and the rules and regulations thereunder. The proposed changes are designed to provide the Fund increased flexibility to respond to market, industry and regulatory changes. There may be additional risks associated with such increased flexibility, as described in Proposal 3. Also, the proposed changes are intended to reduce administrative burdens and ongoing costs to the Trust, and the AMG Funds Family of Funds, a mutual fund complex comprised of 46 different funds, each having distinct investment management objectives, strategies, risks, and policies (the “AMG Funds Family of Funds”), more generally, by simplifying and making uniform the fundamental investment restrictions across most of the other funds in the AMG Funds Family of Funds. Furthermore, the Investment Manager has indicated that, other than as described in this Proxy Statement, it has no current intention to change in any significant way the Fund’s investment strategies or the manner in which the Fund is managed in connection with the approval of this proposal. As discussed in greater detail below, the Board has unanimously determined to recommend a vote “FOR” Proposal 3.

As to sub-proposals 3.A and 3.B, the shareholders of the Fund will vote separately on a sub-proposal-by-sub-proposal basis. If shareholders approve a sub-proposal, the Fund’s fundamental investment restriction as set forth in the approved sub-proposal will be changed. However, if shareholders of the Fund do not approve a change to a fundamental investment restriction, the Fund’s current fundamental investment restriction would continue to apply.

Proposal 4: Approval of a Modified Manager-of-Managers Structure

Proposal 4 relates to a proposed modified “manager-of-managers” structure for the Fund (“Proposal 4”). Under Section 15(a) of the 1940 Act, an investment adviser to a mutual fund generally cannot enter into or materially amend a subadvisory agreement without obtaining shareholder approval, but the Fund is currently operating under a manager-of-managers structure pursuant to an exemptive order (the “AMGF Order”) issued by the Securities and Exchange Commission (the “SEC”) that enables the Investment Manager, subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with unaffiliated subadvisers. The modified “manager-of-managers” structure would also permit the

Investment Manager, subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with affiliated subadvisers in reliance on the terms of the exemptive order obtained by Carillon Tower Advisers, Inc., et al., Investment Company Release Nos. 33464 (May 2, 2019) (notice) and 33494 (May 29, 2019) (order) (the “Carillon Order”). In addition, the Carillon Order permits funds to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. Subject to shareholder approval of Proposal 4 and approval by the SEC of an amendment to the AMGF Order, the Fund would be permitted to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. Fund shareholder approval is being sought to provide the Fund with flexibility to operate under the Carillon Order manager-of-managers structure. As discussed in greater detail below, the Board has unanimously determined to recommend a vote “FOR” Proposal 4.

If shareholders of the Fund approve Proposal 4, the Fund will operate under a manager-of-managers structure pursuant to the Carillon Order and the Investment Manager will have flexibility, subject to certain terms and requirements, to enter into and materially amend subadvisory agreements with affiliated and unaffiliated subadvisers without the need for shareholder approval. The Fund would also have flexibility to disclose fees paid to subadvisers on an aggregate, rather than individual, basis, subject to approval by the SEC of an amendment to the AMGF Order. If shareholders of the Fund do not approve Proposal 4, the Fund will continue to operate under a manager-of-managers structure pursuant to the AMGF Order and the Fund will continue to be required to seek the approval of its shareholders to enter into or materially amend subadvisory agreements with affiliated subadvisers.

Voting Procedures

Shareholders of the Fund who own shares at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof. You are entitled to one vote, or fraction thereof, for each share of the Fund, or fraction thereof, that you own on each matter as to which such shares are to be voted at the Meeting. Shares may be voted in person or by proxy. Where shareholders may pursuant to the terms of a notice of a meeting of shareholders (which may be amended from time to time) participate in and vote at such meeting by means of remote communication, shares voted by means of such remote communication shall constitute shares voted in person.

A quorum must be present at the Meeting for the transaction of business. The holders of one-third of the shares of the Fund entitled to vote present in person or by proxy constitute a quorum for the transaction of business with respect to the Fund. Abstentions and broker non-votes do not represent votes cast for a proposal but will be counted for purposes of determining whether a quorum is present. “Broker non-votes” are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power but for which a broker or nominee returns the proxy card or otherwise votes without actually voting on a proposal. Because the affirmative “vote of a majority of the outstanding voting securities,” as defined below, of the Fund is required to approve each proposal, abstentions and broker non-votes will have the effect of a vote against a proposal.

Whether or not a quorum is present at the Meeting, the Meeting may, by action of the chair of the Meeting, be adjourned from time to time with respect to one or more proposals to permit further solicitation of proxies. Any adjourned session or sessions may be held, any time after the date set for the Meeting, without the necessity of further notice (so long as the time and place of the adjourned meeting are announced at the Meeting or reasonable notice is given to persons present at the Meeting). Upon motion of the chair of the Meeting, the question of adjournment may be (but is not required to be) submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of a majority of the votes cast in person or by proxy at the Meeting with respect to the matter or matters adjourned, whether or not a quorum is present with respect to such matter or matters, and, if approved, such adjournment shall take place without the necessity of further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting may, at the discretion of the proxies named therein, be voted “FOR” a proposal in favor of such an adjournment.

Information regarding the number of issued and outstanding shares of the Fund as of the Record Date is provided under “Additional Information” below, representing the same number of votes for the Fund. The persons who are known to have owned beneficially or of record 5% or more of the Fund’s outstanding shares as of February 26, 2021 are also listed in the “Additional Information” section.

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy card is received properly executed or if you vote appropriately by phone or over the Internet. If we receive your proxy card, and it is executed properly, but you give no voting instructions with respect to a proposal, your shares will be voted in accordance with management’s recommendation. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

Under the By-Laws of the Trust, a proxy with respect to shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy the Trust receives a specific written notice to the contrary from any one of them.

In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, over the Internet or by telephone by following the instructions on your proxy card. IF YOU VOTE BY TELEPHONE OR OVER THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of the Trust prior to the Meeting; (b) by the subsequent execution and timely return of another proxy prior to the Meeting (following the methods noted above); or (c) by being present and voting at the Meeting and giving oral notice of revocation to the chair of the Meeting. However, attendance at the Meeting, by itself, will not revoke a previously-tendered proxy.

The cost of preparing, printing and mailing the enclosed proxy card and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or facsimile will be paid by the Investment Manager and GW&K. Please see “Additional Information” below for more information regarding solicitation of proxies. If you wish to attend the Meeting, please register by sending an email to shareholdermeetings@computershare.com and provide us with your full name and address in order to receive the conference call dial-in information. Please use the email subject line “AMG GW&K Small Cap Fund II”, and include in your email your full name along with your request for the conference line number. That number will be sent back to you, allowing you to call into the meeting. We encourage you to vote your shares prior to the Meeting.

PROPOSAL 1: APPROVAL OF THE NEW SUBADVISORY AGREEMENT BETWEEN THE INVESTMENT MANAGER AND GW&K WITH RESPECT TO AMG GW&K SMALL CAP FUND II.

Board of Trustees Approvals

At a meeting held on March 17-18, 2021, and based upon the recommendation of the Investment Manager, the strategic realignment discussed above, and other factors, the Board approved the appointment of GW&K as the subadviser to the Fund on an interim basis to replace LMCG, with GW&K’s services beginning on March 19, 2021, and approved the Interim Subadvisory Agreement. As a consequence, on March 19, 2021, LMCG ceased serving as subadviser to the Fund, and GW&K began serving as the subadviser to the Fund on an interim basis as permitted by Rule 15a-4 under the 1940 Act. At the meeting held on March 17-18, 2021, the Board also approved the longer-term appointment of GW&K as the subadviser to the Fund and approved the New Subadvisory Agreement, subject to shareholder approval. In approving the Interim Subadvisory Agreement and the New Subadvisory Agreement, the Board, including a majority of the Independent Trustees, determined that the hiring of GW&K is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Investment Manager or an affiliated subadviser derives an inappropriate advantage. The Board’s determination to approve the appointment of GW&K as subadviser of the Fund and to approve the Interim Subadvisory Agreement and the New Subadvisory Agreement was based on a variety of factors and considerations, including (i) recommendation by the Investment Manager, which was based on its ongoing evaluation of Fund characteristics and exposures and subadviser performance and investment strategy, (ii) qualitative and quantitative analysis of GW&K’s organizational structure, investment process, style and long-term performance record, (iii) that GW&K would receive the same rate of compensation under the Interim Subadvisory Agreement as LMCG received under the Former Subadvisory Agreement, (iv) that GW&K would receive a lower rate of compensation under the New Subadvisory Agreement than LMCG received under the Former Subadvisory Agreement, (v) that certain fee changes for the Fund would be implemented upon the effectiveness of the New Subadvisory Agreement and would result in the overall reduction of the Fund’s net expense ratios as compared with the Fund’s current fee structure, and (vi) the Board’s knowledge of GW&K as subadviser to other funds in the AMG Funds Family of Funds. The recommendation to hire GW&K was based on the Investment Manager’s belief that GW&K is a high quality investment adviser with a demonstrated ability to manage small cap and small/mid cap portfolios and to manage the overall risk of the Fund’s portfolio and would be appropriately suited to manage assets for the Fund. Accordingly, the Board, including a majority of the Independent Trustees, unanimously approved (i) the hiring of GW&K, (ii) the adoption of the Interim Subadvisory Agreement, effective on March 19, 2021, until the earlier of 150 days after the termination of the Former Subadvisory Agreement or the approval of the New Subadvisory Agreement by shareholders of the Fund (as provided by Rule 15a-4), and (iii) subject to shareholder approval, the adoption of the New Subadvisory Agreement. A form of the proposed New Subadvisory Agreement is attached as Appendix A.

Information About GW&K

The following is a description of GW&K, based solely on information provided to the Investment Manager by GW&K.

GW&K manages the Fund’s portfolio using a small cap strategy and, effective May 21, 2021, will manage the Fund’s portfolio using its small/mid cap growth strategy. Previously under LMCG’s, and currently under GW&K’s, management of the Fund’s portfolio, the Fund’s investment objective is “to provide long-term capital appreciation”, and, under normal circumstances, the Fund invests at least 80% of its assets in common stocks and other equity securities of small-cap companies. The Fund defines small-cap companies to be those with market capitalizations at the time of acquisition within the range of capitalizations of companies in the Russell 2000® Growth Index (between $11.22 million and $12.599 billion as of May 8, 2020, the date of the latest reconstitution of the Index (implemented by the Index June 26, 2020)). Effective May 21, 2021, under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of small- and mid-capitalization companies. The Fund will define small- and mid-capitalization companies to be those with market capitalizations at the time of purchase within the range of capitalizations of companies in the Russell 2500 Growth Index (between $35.59 million and $12.688 billion as of May 8, 2020, the date of the latest reconstitution of the Index (implemented by the Index June 26, 2020)).

GW&K, located at 222 Berkeley Street, Boston, Massachusetts 02116, is an investment management firm that has advised individual and institutional clients since 1974. As of December 31, 2020, the firm had approximately $51 billion in assets under management. In 2008, GW&K became an affiliate of AMG. Under this partnership, AMG, through its wholly-owned subsidiary, AMG Boston Holdings, LLC, indirectly owns a majority interest in GW&K, with the remaining ownership interest held among members of GW&K’s management team. GW&K’s management team is responsible for the day-to-day management of the firm and maintains full autonomy over the investment process. AMG is a publicly traded, global asset management company (NYSE:AMG) with investments in a diverse group of boutique investment management firms. As of December 31, 2020, AMG had approximately $716 billion in assets under management by its affiliated investment management firms.

Information about the directors and principal executive officers of GW&K is set forth below. The address of each of them is c/o GW&K Investment Management, LLC, 222 Berkeley Street, Boston, Massachusetts 02116.

Name of Directors and Principal Executive Officers	Principal Occupation(s)
Harold G. Kotler, CFA	Chief Executive Officer; Chief Investment Officer
Thomas Williams Roberts, III	Co-President; Chief Compliance Officer
Thomas F.X. Powers	Co-President

Description of the New Subadvisory Agreement

The terms of the New Subadvisory Agreement are not materially different from the terms of the Former Subadvisory Agreement, with certain exceptions. These exceptions are described below under “Comparison with Terms of the Former Subadvisory Agreement.” The description of the New Subadvisory Agreement as set forth herein is qualified in its entirety by the provisions of the form of the New Subadvisory Agreement in Appendix A.

Services

Under the New Subadvisory Agreement, if Proposal 1 is approved by Fund shareholders, GW&K agrees, subject to the stated investment objective and policies of the Fund as set forth in the Trust’s current registration statement and subject to the supervision of the Investment Manager and the Board, to (i) develop and furnish continuously an investment program and strategy for the Fund in compliance with the Fund’s investment objective and policies as set forth in the Trust’s current registration statement, (ii) provide research and analysis relative to the investment program and investments of the Fund, (iii) determine (subject to the overall supervision of the Board) what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held in cash or cash equivalents, and (iv) make changes on behalf of the Trust in the investments of the Fund. GW&K will also arrange for the placing of all orders for the purchase and sale of securities and other investments for the Fund’s account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or transactions. GW&K will also make its officers and employees available to meet with the Investment Manager’s officers and directors on due notice at reasonable times to review the investments and investment program of the Fund in light of current and prospective economic and market conditions.

Under the New Subadvisory Agreement, GW&K will exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Fund for which GW&K has investment management responsibility; provided that the exercise of such authority shall be subject to periodic review by the Investment Manager and the Board; provided, further, that such authority may be revoked in whole or in part by the Investment Manager if required by applicable law. GW&K will exercise its proxy voting authority in accordance with such proxy voting policies and procedures as the Trust may designate from time to time. GW&K will provide such information relating to its exercise of proxy voting authority (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Investment Manager from time to time. GW&K will also have authority to select brokers or dealers to execute purchase and sale transactions for the Trust. As subadviser to the Fund, GW&K will be required to provide periodic and special reports as the Board may request with respect to matters relating to the duties of GW&K under the New Subadvisory Agreement.

Compensation

Under the investment advisory agreement between the Trust and the Investment Manager dated May 30, 2014, as amended (the “Management Agreement”), the Fund pays the Investment Manager a fee at the annual rate of 0.90% of the Fund’s average daily net assets. For the fiscal year ended October 31, 2020, the Fund paid the Investment Manager $322,632 for advisory services provided to the Fund. In connection with the hiring of GW&K, the Board has approved a reduction in the Fund’s management fee to an annual rate of 0.62% of the Fund’s average daily net assets, which will be implemented upon the effectiveness of the New Subadvisory Agreement.

Under the terms of the Former Subadvisory Agreement, dated May 30, 2014, as amended, LMCG received a subadvisory fee paid by the Investment Manager at an annual rate of 0.50% of the average daily net assets of the Fund managed by the subadviser. For the fiscal year ended October 31, 2020, the Investment Manager paid LMCG $179,240 for subadvisory services provided to the Fund. Under the terms of the New Subadvisory Agreement, GW&K is proposed to receive a subadvisory fee paid by the Investment Manager at an annual rate of 0.385%.

The following is a comparison of the subadvisory fees paid by the Investment Manager to LMCG during the fiscal year ended October 31, 2020 with the subadvisory fees that would have been paid if the proposed subadvisory fee to be paid to GW&K had been in effect:

Subadvisory fees paid by the Investment Manager to LMCG for the fiscal year ended October 31, 2020	Subadvisory fees paid by the Investment Manager if the proposed fee for GW&K had been in effect during the fiscal year ended October 31, 2020	Percent Difference
$179,240	$138,015	-23%

The hiring of GW&K and the approval of the New Subadvisory Agreement will not increase the management fee rate paid by Fund shareholders. The fees paid to GW&K under the New Subadvisory Agreement are not paid by the Fund but are paid by the Investment Manager out of the management fees the Investment Manager receives from the Fund. Shareholders will not experience an increase in expenses as a result of the change in subadvisory fee paid to GW&K and it will not result in an increase in the total expense ratio for the Fund.

Comparison with Terms of the Former Subadvisory Agreement

Among the differences between the Former Subadvisory Agreement and the New Subadvisory Agreement are the following:

Subject Matter	Former Subadvisory Agreement	New Subadvisory Agreement
Duration	The Former Subadvisory Agreement continued in effect for successive periods not exceeding one year, if and only if such renewal and continuance was specifically approved at least annually by the Board or by a vote of the majority of the outstanding voting securities of the Fund as prescribed by the 1940 Act, and provided further that such continuance was approved at least annually thereafter by a vote of a majority of the Trustees who were not parties to the Former Subadvisory Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval.	The New Subadvisory Agreement, after its initial two-year term, will continue in full force and effect for periods of one year thereafter so long as such continuance is approved at least annually (a) by either the Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (b) in either event, by the vote of a majority of the Trustees who are not parties to the New Subadvisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval to the extent required by applicable law.

Subject Matter	Former Subadvisory Agreement	New Subadvisory Agreement
Termination

The Former Subadvisory Agreement could be terminated by the subadviser, the Investment Manager, the Board or the shareholders by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, in each case, on sixty days’ written notice to the other parties. The Former Subadvisory Agreement provided that it would also terminate upon termination of the Management Agreement (accompanied by simultaneous notice to the subadviser) and could be terminated upon less than sixty days’ notice to the subadviser upon a material breach of the agreement or if the Trustees determined that other circumstances had, or likely would have, a material adverse effect on the subadviser’s ability to perform its obligations under the agreement.

The Former Subadvisory Agreement provided that it would terminate automatically in the event of its assignment. The Former Subadvisory Agreement also provided that it would terminate in the event of the assignment of the Management Agreement, upon notice thereof to the subadviser, unless the Former Subadvisory Agreement’s continuation was approved by the Board and the shareholders of the Fund if so required by the 1940 Act.

The New Subadvisory Agreement may be terminated by the subadviser, the Investment Manager, the Board or the shareholders by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, in each case, on sixty days’ prior written notice to the other parties.

The New Subadvisory Agreement also provides that it will terminate automatically in the event of its assignment.

Subadviser Authority to Enter into Agreements on Behalf of the Fund	No corresponding provision.	Under the New Subadvisory Agreement, GW&K is authorized on behalf of the Fund to enter into agreements and execute any documents required to make investments pursuant to the Fund’s prospectus.

Review and Revocation of Subadviser Proxy Voting Authority	No corresponding provision.	The New Subadvisory Agreement provides that the subadviser’s exercise of the proxy voting authority will be subject to periodic review by the Investment Manager and the Board; provided, further that the authority may be revoked in whole or in part by the Investment Manager if required by applicable law.

Subject Matter	Former Subadvisory Agreement	New Subadvisory Agreement
Portfolio Transactions/Brokerage Allocation Practices

The Former Subadvisory Agreement did not include terms addressing the Investment Manager’s ability to identify securities that could not be purchased on behalf of the Fund and/or brokers and dealers through which portfolio transactions on behalf of the Fund could not be effected. The Former Subadvisory Agreement also did not specifically address portfolio transactions conducted through brokers or dealers that are “affiliated persons” of the subadviser.

The Former Subadvisory Agreement did not include terms addressing LMCG’s authority to buy securities for the Fund at the same time it was selling such securities for another client, to sell securities for the Fund at the same time it was buying such securities for another client, to effectuate cross transactions or to aggregate securities to be sold or purchased.

Under the New Subadvisory Agreement, GW&K agrees that (i) the Investment Manager shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund and/or brokers and dealers through which portfolio transactions on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with the Investment Manager, and (ii) GW&K shall refrain from purchasing such securities for the Fund or directing any portfolio transaction to any such broker or dealer on behalf of the Fund, unless and until the written approval of the Investment Manager to do so is obtained, but GW&K shall not be liable to the Fund for so acting. Also under the New Subadvisory Agreement, GW&K agrees that it shall not direct portfolio transactions for the Fund through any broker or dealer that is an “affiliated person” of GW&K (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the SEC) without the prior written approval of the Investment Manager, which shall not be unreasonably withheld.

The New Subadvisory Agreement also clarifies that: (i) GW&K may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account; (ii) GW&K may, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, effectuate cross transactions between the Fund and such other account if it deems this to be advantageous; and (iii) to the extent permitted by applicable laws and regulations, and in compliance with such procedures of the Trust as may be in effect from time to time, GW&K may aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any, and will allocate such aggregated securities and expenses incurred in such transactions in a manner GW&K considers to be most equitable and consistent with its fiduciary obligations.

Subject Matter	Former Subadvisory Agreement	New Subadvisory Agreement
Expenses in the Event of a Subadviser Change of Control	Under the Former Subadvisory Agreement, the subadviser agreed to pay reasonable expenses incurred by the Trust for any matters related to a change of control of the subadviser.	No corresponding provision.

Insurance	Under the Former Subadvisory Agreement, the subadviser agreed to maintain insurance, including without limitation errors and omissions insurance, with reputable insurance carriers, in such amounts, covering such risks and liabilities, and with such deductibles and self-insurance as are consistent with customary industry practice.	No corresponding provision.

Indemnification	The Former Subadvisory Agreement provided that the Investment Manager and the subadviser would indemnify each other from and against certain damages related to the performance of services by the indemnifying party under the Former Subadvisory Agreement, including those arising out of the indemnifying party’s gross negligence.	The New Subadvisory Agreement provides that the Investment Manager and GW&K will indemnify each other from and against certain damages related to the performance of services by the indemnifying party under the New Subadvisory Agreement, including those arising out of the indemnifying party’s negligence.

Standard of Care	The Former Subadvisory Agreement provided that the subadviser was not subject to any liability for any error of judgment or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the matters to which the Former Subadvisory Agreement related or for any other act or omission in the performance by the subadviser of its duties under the Former Subadvisory Agreement, except, among other things, by reason of the subadviser’s gross negligence in the performance of its duties.	The New Subadvisory Agreement provides that GW&K is not subject to any liability for any error of judgment or mistake of law or for any loss suffered by the Investment Manager or the Fund in connection with the matters to which the New Subadvisory Agreement relates, except, among other things, by reason of GW&K’s negligence in the performance of its duties.

Non-Solicitation	The Former Subadvisory Agreement provided that, during the term of the Former Subadvisory Agreement and for a period of eighteen (18) months following its termination, the subadviser will not, directly or indirectly, solicit or induce any of the Fund’s shareholders to be withdrawn from investment in any series of the Trust.	No corresponding provision.

Applicable Law	The Former Subadvisory Agreement was governed by Delaware law.	The New Subadvisory Agreement is governed by Massachusetts law.

The Board, including a majority of the Independent Trustees, last approved the continuation of the Former Subadvisory Agreement at a meeting held on June 25, 2020. Pursuant to an exemptive order from the SEC, the Former Subadvisory Agreement was not required to be, and was not, submitted to the Fund’s shareholders for approval. The Fund is not permitted to rely on the exemptive order for the New Subadvisory Agreement because GW&K is an affiliate of the Investment Manager.

In accordance with Rule 15a-4 under the 1940 Act, Fund shareholders are being asked to approve the New Subadvisory Agreement on or before August 16, 2021 in order to ensure that GW&K serves as subadviser to the Fund on an uninterrupted basis following that date.

Description of the Interim Subadvisory Agreement

The terms of the Interim Subadvisory Agreement are not materially different from the terms of the Former Subadvisory Agreement (including with respect to subadvisory fees), with certain exceptions. The differences between the terms of the Interim Subadvisory Agreement and those of the Former Subadvisory Agreement are identical to the differences between the New Subadvisory Agreement and the Former Subadvisory Agreement, as described in “Description of the New Subadvisory Agreement” above, except that (i) GW&K receives the same rate of compensation under the Interim Subadvisory Agreement that LMCG received under the Former Subadvisory Agreement, and (ii) unlike the New Subadvisory Agreement, the Interim Subadvisory Agreement will continue in effect until the earlier of 150 days after the termination of the Former Subadvisory Agreement or the date upon which the New Subadvisory Agreement is approved by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

Portfolio Managers

If shareholders approve the New Subadvisory Agreement, it is expected that GW&K’s current portfolio management team that has managed the Fund under the Interim Subadvisory Agreement since March 19, 2021 will continue to manage the Fund’s assets.

GW&K currently manages the Fund using its small cap strategy and, effective May 21, 2021, will manage the Fund’s portfolio using its small/mid cap growth strategy. Daniel L. Miller, CFA and Joseph C. Craigen, CFA are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund, and have managed the Fund since March 19, 2021. Mr. Miller joined GW&K in December 2008 as Partner and Director of Equities, responsible for overseeing all aspects of GW&K’s equity group, including portfolio management, research and trading. He is a member of GW&K’s Investment Committee. Mr. Miller spent 21 years at Putnam Investments, where he was Chief Investment Officer for the Specialty Growth Group from 1996 to 2004. After retiring from Putnam Investments in 2004, Mr. Miller worked as an investment consultant and financial consultant for various companies from 2004 to 2008, until he joined GW&K. Mr. Craigen joined GW&K in 2008 and is a Partner and Equity Portfolio Manager. He is a member of the GW&K Equity team analyzing small and mid cap companies and it also a member of the firm’s Investment Committee. Prior to joining GW&K, Mr. Craigen held research analyst positions at Citizens Funds and Needham & Company, and was a research associate at Tucker Anthony.

Information Regarding Similar Funds

GW&K does not currently act as investment adviser or subadviser with respect to any other investment company registered under the 1940 Act with similar investment objectives and strategies to those of the Fund.

Board of Trustees Recommendation

At a meeting held via telephone and videoconference on March 17-18, 2021,1 the Board, and separately a majority of the Independent Trustees, unanimously voted to approve the Interim Subadvisory Agreement between the Investment Manager and GW&K with respect to the Fund, the New Subadvisory Agreement between the Investment Manager and GW&K with respect to the Fund (together with the Interim Subadvisory Agreement, the “Agreements”), and the presentation of the New Subadvisory Agreement for shareholder approval at a special meeting to be held for such purpose, including a recommendation that shareholders vote to approve the New Subadvisory Agreement. The Independent Trustees were separately represented by independent legal counsel in their consideration of the Agreements.

In considering the Agreements, the Trustees considered the information relating to the Fund and GW&K provided to them in connection with the meeting on March 17-18, 2021 and other meetings of the Board throughout the last twelve months, as well as in prior years. In considering the Agreements, the Trustees also considered information relating to the twelve other funds that GW&K sub-advises in the AMG Funds Family of Funds, which, as of March 17-18, 2021, consisted of 46 funds (the “AMG Funds Complex”). Prior to voting, the Independent Trustees: (a) reviewed the foregoing information; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Agreements; and (c) met with their independent legal counsel in a private session at which no representatives of management were present.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by GW&K, the Trustees reviewed information relating to GW&K’s financial condition, operations and personnel and the investment philosophy, strategies and techniques (the “Investment Strategy”) that are intended to be used by GW&K in managing the Fund. Among other things, at this meeting and/or prior meetings, the Trustees reviewed information on portfolio management and other professional staff, information regarding GW&K’s organizational and management structure, GW&K’s compliance policies and procedures, and GW&K’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at GW&K that are expected to have portfolio management responsibility for the Fund. The Trustees noted that both proposed portfolio managers joined GW&K in 2008. The Trustees further noted that one of the proposed portfolio managers serves as a portfolio manager on other funds subadvised by GW&K in the AMG Funds Complex. In the course of their deliberations, the Trustees evaluated, among other things: (a) the expected services to be rendered by GW&K to the Fund; (b) the qualifications and experience of GW&K’s personnel; and (c) GW&K’s compliance program. The Trustees additionally considered GW&K’s risk management processes. The Trustees also took into account the financial condition of GW&K with respect to its ability to provide the services required under the Agreements and noted that, as of December 31, 2020, GW&K managed approximately $51 billion in assets.

Performance. Because GW&K was proposing to manage the Fund with its small/mid cap growth investment strategy, the Trustees noted that they could not draw any conclusions regarding the performance of the Fund to date. The Trustees, however, considered the performance of GW&K with respect to its Small/Mid Cap Growth Composite. The Trustees further considered the performance of the other funds in the AMG Funds Complex sub-advised by GW&K.

Subadvisory Fees, Profitability and Economies of Scale. The Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by GW&K. In considering the anticipated profitability of GW&K with respect to the provision of subadvisory services to the Fund, the Trustees considered information regarding GW&K’s organization, management and financial stability. The Trustees noted that, because GW&K is

[1]

The Trustees determined that the conditions surrounding the COVID-19 virus constituted unforeseen or emergency circumstances and that reliance on the SEC’s exemptive order, which provides relief from the in-person voting requirements of the 1940 Act in certain circumstances (the “In-Person Relief”), was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19. The Trustees unanimously wished to rely on the In-Person Relief with respect to the approval of those matters on the agenda for the March 17-18, 2021 meeting that would otherwise require in-person votes under the 1940 Act. See Investment Company Release No. 33897 (June 19, 2020). This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC (Investment Company Release No. 33824 (March 25, 2020)).

an affiliate of the Investment Manager, a portion of GW&K’s revenues or anticipated profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fee rate to be paid to GW&K under the Interim Subadvisory Agreement was the same as the rate paid to LMCG under the Former Subadvisory Agreement. The Trustees also noted that the subadvisory fee rate to be paid to GW&K under the New Subadvisory Agreement was lower than the rate paid to LMCG under the Former Subadvisory Agreement. The Trustees further noted that the Investment Manager proposed certain fee changes for the Fund, all of which would be implemented upon the effectiveness of the New Subadvisory Agreement and would result in the overall reduction of the Fund’s net expense ratios as compared with the Fund’s current fee structure.

The Board took into account management’s discussion of the proposed subadvisory fee structure, and the services GW&K is expected to provide in performing its functions under the Agreements. The Trustees were provided with the estimated profitability of GW&K with respect to its proposed subadvisory services to the Fund. The Trustees also were provided, in advance of their June 25, 2020 meeting, with the profitability of GW&K with respect to the other funds it sub-advises in the AMG Funds Complex. Based on the foregoing, the Trustees concluded that the profitability to GW&K is expected to be reasonable and that GW&K is not expected to realize material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as the Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In addition, the Trustees considered other potential benefits of the subadvisory relationship to GW&K, including, among others, the potential broadening of GW&K’s small/mid cap growth investment capabilities, as well as the indirect benefits that GW&K may receive from GW&K’s relationship with the Fund, including any so-called “fallout benefits” to GW&K, such as reputational value derived from GW&K serving as subadviser to the Fund, which bears GW&K’s name. Taking into account all of the foregoing, the Trustees concluded that, in light of the nature, extent and quality of the services to be provided by GW&K, and the other considerations noted above with respect to GW&K, the Fund’s subadvisory fees are reasonable.

* * * *

After consideration of the foregoing, the Trustees reached the following conclusions (in addition to the conclusions discussed above) regarding each Agreement: (a) GW&K has demonstrated that it possesses the capability and resources to perform the duties required of it under each Agreement; (b) GW&K’s Investment Strategy is appropriate for pursuing the Fund’s investment objectives; (c) GW&K is reasonably likely to execute its investment strategy consistently over time; and (d) GW&K maintains appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each Agreement would be in the best interests of the Fund and its shareholders. Accordingly, on March 17-18, 2021, the Trustees, and separately a majority of the Independent Trustees, unanimously voted to approve each Agreement.

Required Vote

Proposal 1 must be approved by a “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote on Proposal 1 present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on Proposal 1. If the vote required to approve Proposal 1 is not obtained from the Fund, the New Subadvisory Agreement between the Investment Manager and GW&K will not be approved, and the Trustees will consider what other actions to take in the best interests of the Fund.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE

“FOR” PROPOSAL 1.

PROPOSAL 2: APPROVAL OF THE REDESIGNATION OF THE FUND’S FUNDAMENTAL INVESTMENT OBJECTIVE AS NON-FUNDAMENTAL.

The investment objective of the Fund is “fundamental,” meaning that it may only be changed by a vote of shareholders of the Fund. The Board unanimously recommends that shareholders approve the proposal to redesignate the Fund’s investment objective as non-fundamental. If approved, this change will enable the Board to change the Fund’s investment objective without the necessity of a shareholder vote and without prior notice to shareholders. The Investment Manager has indicated that it has no current intention of recommending to the Board that it consider changing the Fund’s investment objective in connection with the approval of this proposal. However, making this change will allow the Board to approve changes to the Fund’s investment objective in the future in response to changing market conditions or other developments without the delay and expense of a shareholder vote. In addition, this change would bring the Fund in line with most other funds in the AMG Funds Family of Funds and with what the Investment Manager considers to be general current industry practice. If the Board were to approve a change to the Fund’s investment objective in the future, the prospectus would be modified accordingly. If this proposal is approved, shareholders will not have the right to vote on any future change to the Fund’s investment objective.

Required Vote

Proposal 2 must be approved by a “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote on Proposal 2 present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on Proposal 2.

If the vote required to approve Proposal 2 is not obtained from the Fund, the Fund’s investment objective will continue to be designated as fundamental and the Fund will be required to seek shareholder approval if, in the future, it seeks to change the investment objective.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE

“FOR” PROPOSAL 2.

PROPOSAL 3: APPROVAL OF THE AMENDMENT OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND.

As described in the following sub-proposals, the Trustees also recommend that the shareholders of the Fund approve updates to, and the standardization of, certain of the Fund’s fundamental investment restrictions through the amendment of the restrictions as described below. The proposed changes are intended to update and standardize the Fund’s fundamental investment restrictions, while continuing to fully satisfy the requirements of the 1940 Act, and the rules and regulations thereunder. There may be additional risks associated with such increased flexibility, as described below. The proposed changes are designed to provide the Fund with increased flexibility to respond to market, industry and regulatory changes. Also, the proposed changes are intended to reduce administrative burdens and ongoing costs to the Trust, and the AMG Funds Family of Funds more generally, by simplifying and making uniform the fundamental investment restrictions across most of the other funds in the AMG Funds Family of Funds. Furthermore, the Investment Manager has indicated that, other than as described in this Proxy Statement, it has no present intention to change in any significant way the Fund’s investment strategies or the manner in which the Fund is managed in connection with the approval of these sub-proposals. The Fund has additional fundamental investment restrictions that are not intended to be changed in connection with, and are beyond the scope of, this Proxy Statement.

As to sub-proposals 3.A and 3.B, the shareholders of the Fund will vote separately on a sub-proposal-by-sub-proposal basis.

The 1940 Act requires registered investment companies like the Fund to adopt “fundamental” investment restrictions governing certain of their investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as “fundamental.” The following chart sets forth the existing and proposed fundamental investment restrictions of the Fund with respect to borrowing and issuing senior securities and lending.

	Existing Fundamental Investment Restriction	Proposed Fundamental Investment Restriction
Borrowing and Issuing Senior Securities	The Fund may not (except as noted) borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing.	The Fund may borrow money and issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

Lending	The Fund may not (except as noted) make loans, except that this restriction shall not prohibit (a) the purchase and holding of debt instruments in accordance with the Fund’s investment objectives and policies, (b) the lending of portfolio securities, or (c) the entry into repurchase agreements with banks or broker-dealers.	The Fund may lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

Background

As noted above, the 1940 Act requires registered investment companies like the Fund to adopt fundamental investment restrictions governing certain of their investment practices. Under the 1940 Act, a “fundamental” policy of a fund cannot be changed without the vote of a “majority of the outstanding voting securities” of the fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

The differences between the current and proposed fundamental investment restrictions of the Fund are discussed below. The Investment Manager believes that the fundamental investment restrictions as proposed to be amended preserve important investor protections while providing increased flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. There may be additional risks associated with such increased flexibility, as described below. Furthermore, the Investment Manager has indicated that, other than as described in this Proxy Statement, it has no current intention to change in any significant way the Fund’s investment strategies or the manner in which the Fund is managed in connection with the approval of this proposal. To the extent that the 1940 Act, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, require the Trust to seek a shareholder vote before changing the Fund’s fundamental investment restriction, the Trust will seek to obtain such shareholder vote.

3.A.	AMEND FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO BORROWING AND ISSUING SENIOR SECURITIES

The 1940 Act generally permits a fund to borrow money in amounts of up to 33 1/3% of its total assets (including the amount borrowed) from banks for any purpose. The 1940 Act requires that after any borrowing from a bank a fund shall maintain an asset coverage of at least 300% for all of the fund’s borrowings, and, in the event that such asset coverage shall at any time fall below 300%, a fund must, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of all of the fund’s borrowings shall be at least 300%. In addition to the foregoing borrowings, a fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).

Under Section 18(f)(1) of the 1940 Act, an open-end investment company may not issue senior securities, except that it may borrow from banks, for any purpose, up to 33 1/3% of its total assets (including the amount borrowed). Generally, a “senior security” means any bond, debenture, note or similar instrument or obligation having priority over a fund’s common shares for purposes of distributions and the payment of dividends. Under the 1940 Act, a senior security does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, the SEC and/or its staff has indicated that certain investment practices may raise senior security issues unless a fund takes appropriate steps to segregate assets against, or cover, its obligations.

The Fund’s current fundamental investment restriction with respect to borrowing and issuing senior securities is as follows:

The Fund may not (except as noted) borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing.

If this sub-proposal is approved, the Fund’s new fundamental investment restriction with respect to borrowing and issuing senior securities would read:

The Fund may borrow money and issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

The Trustees recommend that the Fund amend its current fundamental restriction to allow the Fund to borrow money and issue senior securities to the extent permitted under applicable law or any applicable exemptive order or orders or other relief. The proposed amendment would have the effect of conforming the Fund’s restriction more closely to the 1940 Act statutory and regulatory requirements and restrictions, as they may exist from time to time, as modified by any applicable exemptive order or other relief, without incurring the time and expense of obtaining shareholder approval to change the restriction as those requirements change. In addition, the proposed amendment would reduce administrative burdens by simplifying and making uniform the fundamental investment restriction with respect to borrowing money and issuing senior securities across most of the other funds in the AMG Funds Family of Funds.

To satisfy redemption requests or to cover unanticipated cash shortfalls (due to “sales fails” or other factors), eligible funds in the AMG Funds Family of Funds have entered into a master interfund lending agreement (“Interfund Lending Agreement”) under which a fund would lend money and borrow money for temporary purposes directly to and from another eligible fund in the AMG Funds Family of Funds through a credit facility (each an “Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the AMG Funds Family of Funds permitting such interfund lending. No fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act, and the rules and regulations thereunder, as modified by the above mentioned and any other applicable SEC exemptive order or other relief, or the amount permitted by its fundamental investment restrictions. All Interfund Loans will consist only of uninvested cash reserves that a fund otherwise would invest in short-term repurchase agreements or other short-term instruments either directly or through a money market fund. The Fund’s current fundamental investment restriction on borrowing does not permit the Fund to participate in the Interfund Lending Agreement. The proposed amendment to the Fund’s fundamental investment restriction with respect to borrowing would have the effect of increasing the Fund’s current ability to borrow money and of permitting the Fund to participate in the Interfund Lending Agreement to the same extent as other eligible funds in the AMG Funds Family of Funds. If this sub-proposal is approved, under current laws, as modified by the above mentioned SEC exemptive order, generally the Fund would be able to borrow through an Interfund Loan on an unsecured basis if its outstanding borrowings from all sources immediately after the interfund borrowing would total 10% or less of its total assets, and the Fund would be able to borrow through an Interfund Loan on a secured basis if its total outstanding borrowings immediately after the interfund borrowing would be greater than 10% of its total assets, provided that the Fund may not borrow through an Interfund Loan or from any other source if its total outstanding borrowings immediately after such borrowing would exceed 33 1/3% of the value of the Fund’s total assets. The Investment Adviser and the Board believe that the ability to engage in interfund lending is in the best interests of the Fund. The Investment Adviser has indicated that it has no current intention to change the investment strategy of the Fund in connection with this change in fundamental investment restriction.

3.B.	AMEND FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO LENDING

The 1940 Act requires the Fund to state the extent to which it intends to make loans to other persons. Under the 1940 Act, a fund generally may not lend portfolio securities representing more than one-third of its total asset value (including the value of collateral received for loans of portfolio securities).

The Fund’s current fundamental investment restriction with respect to making loans is as follows:

The Fund may not (except as noted) make loans, except that this restriction shall not prohibit (a) the purchase and holding of debt instruments in accordance with the Fund’s investment objectives and policies, (b) the lending of portfolio securities, or (c) the entry into repurchase agreements with banks or broker-dealers.

If this sub-proposal is approved, the Fund’s new fundamental investment restriction with respect to lending would read:

The Fund may lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

The Trustees recommend that the Fund amend its current fundamental restriction to allow the Fund to lend money to the extent permitted under applicable law or any applicable exemptive order or orders or other relief. The proposed amendment would have the effect of conforming the Fund’s restriction more closely to the 1940 Act statutory and regulatory requirements and restrictions, as they may exist from time to time, as modified by any applicable exemptive order or other relief, without incurring the time and expense of obtaining shareholder approval to change the restriction as those requirements change. In addition, the proposed amendment would reduce administrative burdens by simplifying and making uniform the fundamental investment restriction with respect to lending money across most of the other funds in the AMG Funds Family of Funds.

As discussed in Section 3.A above, to satisfy redemption requests or to cover unanticipated cash shortfalls (due to “sales fails” or other factors), eligible funds in the AMG Funds Family of Funds have entered into an Interfund Lending Agreement under which a fund would lend money and borrow money for temporary purposes directly to and from another eligible fund in the AMG Funds Family of Funds through a credit facility, subject to meeting the conditions of an SEC exemptive order granted to the AMG Funds Family of Funds permitting such interfund lending. No fund may lend more than the lesser of the amount permitted by Section 18 of the 1940 Act, and the rules and regulations thereunder, as modified by the above mentioned and any other applicable SEC exemptive order or other relief, or the amount permitted by its fundamental investment restrictions. All Interfund Loans will consist only of uninvested cash reserves that the applicable fund otherwise would invest in short-term repurchase agreements or other short-term instruments either directly or through a money market fund. The Fund’s current fundamental investment restriction regarding lending does not permit the Fund to participate in the Interfund Lending Agreement. The proposed amendment to the Fund’s fundamental investment restriction with respect to lending would have the effect of increasing the Fund’s current ability to lend money and permitting the Fund to participate in the Interfund Lending Agreement to the same extent as other eligible funds in the AMG Funds Family of Funds, to the extent permitted by Section 18 of the 1940 Act, and the rules and regulations thereunder, as modified by the above mentioned and any other applicable SEC exemptive order or other relief. If this sub-proposal is approved, under current laws, as modified by the above mentioned SEC exemptive order, generally the Fund would be able to lend up to 15% of its current net assets through the interfund lending credit facility, provided that the Fund’s Interfund Loans to any eligible fund in the AMG Funds Family of Funds does not exceed 5% of the lending Fund’s net assets.    Under current laws, the Fund may not lend portfolio securities representing more than 33 1/3% of its total asset value (including the value of collateral received for loans of portfolio securities). The Investment Adviser and the Board believe that the ability to engage in interfund lending is in the best interests of the Fund. The Investment Adviser has indicated that it has no current intention to change the investment strategy of the Fund in connection with this change in fundamental investment restriction.

Required Vote

Each of sub-proposal 3.A and 3.B must be approved by a “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote on Proposal 3 present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on Proposal 3. Shareholders will vote on Proposal 3 on a Fund-level and sub-proposal-by-sub-proposal basis.

If the vote required to approve a Proposal 3 sub-proposal is not obtained from the Fund, the Fund’s current fundamental investment restriction would continue to apply.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE

“FOR” SUB-PROPOSAL 3.A AND 3.B.

PROPOSAL 4: APPROVAL OF A MODIFIED MANAGER-OF-MANAGERS STRUCTURE FOR THE FUND THAT WOULD PERMIT THE INVESTMENT MANAGER TO ENTER INTO AND MATERIALLY AMEND SUBADVISORY AGREEMENTS WITH UNAFFILIATED AND AFFILIATED SUBADVISERS WITHOUT OBTAINING SHAREHOLDER APPROVAL AND WOULD ALSO PERMIT THE FUND TO DISCLOSE FEES PAID TO SUBADVISERS ON AN AGGREGATE, RATHER THAN INDIVIDUAL, BASIS.

Under Section 15(a) of the 1940 Act, an investment adviser to a mutual fund generally cannot enter into or materially amend a subadvisory agreement without obtaining shareholder approval. The Fund currently operates in a manager-of-managers structure pursuant to the AMGF Order previously obtained by the Investment Manager and the Trust. The AMGF Order allows the Board to enter into or materially amend subadvisory agreements without a shareholder vote if the subadviser is not affiliated with the Investment Manager; if the subadviser is an affiliate, a shareholder vote is required. The Fund and the Investment Manager would like to rely on recent SEC relief that would modify the Fund’s existing manager-of-managers relief and permit the Investment Manager to enter into or materially amend a subadvisory agreement with an “affiliated person” (as such term is defined in Section 2(a)(3) of the 1940 Act) of the Investment Manager or the Fund (in addition to unaffiliated persons under the current relief) without first obtaining shareholder approval, provided that the shareholders of the Fund had previously authorized the Investment Manager to do so and the Investment Manager complies with certain conditions. In the absence of reliance on the recent SEC relief, in order to enter into or materially amend a subadvisory agreement with an affiliate, the Fund must obtain shareholder approval by undertaking the costly and time-consuming effort to conduct a shareholder meeting, including preparing and distributing proxy materials and soliciting votes from shareholders. The Board believes that it is in the best interests of shareholders if the Board represents their interests in approving or rejecting recommendations made by the Investment Manager regarding subadvisers. This approach will avoid the costs and delays associated with holding shareholder meetings to obtain approval for future changes. Accordingly, the Board and the Investment Manager are asking shareholders to grant authority to the Investment Manager and the Trust to enter into and materially amend investment subadvisory agreements with subadvisers that are affiliated persons of the Investment Manager or the Fund, with the approval of the Board, but without obtaining additional shareholder approval.

Exemptive Relief

On May 29, 2019, the SEC issued the Carillon Order to Carillon Tower Advisers, Inc., et al. that allows (i) the Carillon Series Trust and its investment adviser, without the approval of fund shareholders, to enter into or amend a subadvisory agreement with a subadviser (“Subadviser Voting Relief”), including any subadviser that is an affiliated person of the investment adviser or a fund (an “Affiliated Subadviser”), and (ii) the series of Carillon Series Trust to disclose the advisory fees paid to subadvisers on an aggregate, rather than individual, basis. The Carillon Order is the first exemptive order issued by the SEC extending multi-manager exemptive relief to Affiliated Subadvisers and contains several conditions, some of which are already included in the AMGF Order.

On July 9, 2019, the staff of the SEC’s Division of Investment Management issued a no-action letter to the BNY Mellon family of funds and BNY Mellon Investment Adviser, Inc. (the “BNYM No-Action Letter”) stating that the staff would not recommend enforcement action if a fund complex and adviser that previously obtained a “manager of managers” exemptive order extends that order to cover Affiliated Subadvisers without seeking an amended exemptive order from the SEC. The staff’s no-action position is conditioned on compliance with the conditions set forth in the Carillon Order. The BNYM No-Action Letter and the Carillon Order are referred to herein as the “Relief.”

Under the Relief, the Investment Manager and the Trust are subject to several conditions imposed by the SEC to ensure that the interests of the Fund’s shareholders are adequately protected. Among these conditions are that, within ninety (90) days of the hiring of a new subadviser, shareholders of the Fund will be furnished with an information statement that contains substantially the same information about the subadviser and the subadvisory agreement that the Fund would otherwise have been required to send to shareholders in a proxy statement. The prospectus for the Fund will disclose the existence, substance and effect of reliance on the Relief and that the Investment Manager has the ultimate responsibility, subject to oversight by the Board, to oversee the Fund’s subadvisers and recommend their hiring, termination, and replacement. Also, as noted above, shareholders must approve the Investment Manager’s and the Fund’s authority to enter into and materially amend these investment subadvisory agreements. In addition, the Carillon Order permits funds to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. Subject to shareholder approval of Proposal 4 and approval by the SEC of an amendment to the AMGF Order, the Fund would be permitted to disclose fees paid to subadvisers on an aggregate, rather than individual, basis.

Board of Trustees Recommendations

The Trustees believe that approval of the modified “manager-of-managers” structure is in the best interest of the Fund and its shareholders in order to afford the Investment Manager the flexibility to provide investment advisory services to the Fund through one or more subadvisers, including Affiliated Subadvisers, that have particular expertise in the type of investments in which the Fund invests.

As described above, without the ability to utilize the Relief, in order for the Investment Manager and the Board to appoint a new Affiliated Subadviser for the Fund or materially modify a subadvisory agreement with an Affiliated Subadviser, the Board must call and hold a shareholder meeting of the Fund, create and distribute proxy materials and solicit votes from the Fund’s shareholders. This process is time-consuming and costly. Without the delay inherent in holding shareholder meetings, the Investment Manager would be able to act more quickly to appoint a new subadviser that is an affiliate if and when the Board and the Investment Manager believe that the appointment would benefit the Fund. The Trustees also took into account that if the Investment Manager and the Board appoint an Affiliated Subadviser, the Fund’s shareholders would receive an information statement containing substantially the same information about the Affiliated Subadviser and the subadvisory agreement that the Fund would otherwise have been required to send shareholders in a proxy statement. The Investment Manager and the Board will continue to be subject to their fiduciary duty to act in the best interest of the Fund and its shareholders. The Trustees believe that granting the Investment Manager and the Board maximum flexibility to select Affiliated Subadvisers, in addition to the flexibility they currently have to select unaffiliated subadvisers, without incurring the delay or expense of obtaining further shareholder approval, is in the best interest of shareholders because it will allow the Fund to operate more efficiently and cost-effectively.

Finally, the Trustees believe that they will retain sufficient oversight of the Fund’s investment subadvisory arrangements to seek to ensure that shareholders’ interests are protected whenever the Investment Manager selects an Affiliated Subadviser or materially modifies an investment subadvisory agreement with an Affiliated Subadviser, in the same manner as the Trustees currently exercise oversight of the Fund’s investment subadvisory agreements and seek to ensure that shareholders’ interests are protected whenever the Investment Manager selects unaffiliated subadvisers. The Board, including a majority of the Independent Trustees, will continue to evaluate and to approve all proposed investment subadvisory agreements, as well as any proposed modifications to existing subadvisory agreements. In doing so, the Trustees will analyze such factors as they consider to be relevant to the approval of or proposed modifications to an investment subadvisory agreement. As with the Fund’s investment advisory agreement, the terms of each investment subadvisory agreement will include those required by applicable provisions of the 1940 Act.

Subadviser Oversight

The Investment Manager serves as investment manager to the Fund under the Management Agreement. The Management Agreement provides that the Investment Manager is specifically responsible for the following services:

•	manage the investment and reinvestment of the assets of the Fund;

•	continuously review, supervise, and administer the investment program of the Fund;

•	determine, in its discretion, the assets to be held uninvested;

•	provide the Trust with records concerning the Investment Manager’s activities which are required to be maintained by the Trust; and

•	render regular reports to the Trust’s officers and the Board concerning the Investment Manager’s discharge of the foregoing responsibilities.

In performing the functions set forth above and supervising the Fund’s subadviser, the Investment Manager:

•

performs periodic detailed analysis and reviews of the performance by the subadviser of its obligations to the Fund, including without limitation analysis and review of portfolio and other compliance matters and review of the subadviser’s investment performance in respect of the Fund;

•

prepares and presents periodic reports to the Board regarding the investment performance of the subadviser and other information regarding the subadviser, at such times and in such forms as the Board may reasonably request;

•	reviews and considers any changes in the personnel of the subadviser responsible for performing the subadviser’s obligations and makes appropriate reports to the Board;

•	reviews and considers any changes in the ownership or senior management of the subadviser and makes appropriate reports to the Board;

•	performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of the subadviser;

•

assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of each subadvisory agreement with the subadviser and annual consideration of each subadvisory agreement thereafter;

•	prepares recommendations with respect to the continued retention of the subadviser or the replacement of the subadviser, including at the request of the Board;

•

identifies potential successors to or replacements of the subadviser or potential additional subadvisers, performs appropriate due diligence, and develops and presents to the Board a recommendation as to any such successor, replacement, or additional subadviser, including at the request of the Board;

•	designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and

•	performs such other review and reporting functions as the Board shall reasonably request consistent with the Management Agreement and applicable law.

The Investment Manager will retain these responsibilities if Proposal 4 is approved.

Required Vote

Proposal 4 must be approved by a “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote on Proposal 4 present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on Proposal 4.

If the vote required to approve Proposal 4 is not obtained from the Fund, the Fund will continue to operate under a manager-of-managers structure pursuant to the AMGF Order and the Fund will continue to be required to seek the approval of its shareholders to enter into or materially amend subadvisory agreements with Affiliated Subadvisers.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE

“FOR” PROPOSAL 4.

OTHER BUSINESS

The Trustees do not know of any additional matters to be presented at the Meeting other than those set forth in this Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy or any adjournment(s) or postponement(s) thereof.

ADDITIONAL INFORMATION

Other Information

The SEC maintains an Internet website (at http://www.sec.gov), which contains proxy materials, reports, and other information filed by the Fund.

Voting Information

AMG and its affiliates intend to vote Fund shares they own, whether as seed capital or otherwise, in favor of all of the proposals. Unless otherwise provided in client guidelines, AMG and its affiliates generally intend to vote Fund shares owned in a client account over which AMG or an affiliate has discretionary authority in favor of all of the proposals. If AMG’s (or its affiliate’s) ownership, or the ownership of a client account over which AMG (or an affiliate) has discretionary authority, represents a sizeable enough portion of a Fund’s outstanding shares, the AMG (or its affiliate’s) vote will ensure that the proposals for the Fund will be approved. Please see “Principal Holders and Management Ownership” below for information regarding persons, including AMG and its affiliates, if any, that beneficially owned or owned of record 5% or more of the outstanding shares of a class of the Fund.

The adoption of any of these proposals is not contingent on the adoption of any other proposal by shareholders of the Fund.

Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy card and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or facsimile will be paid by the Investment Manager and GW&K. Representatives of the Investment Manager may solicit proxies by telephone, letter or personally and will receive no additional compensation for these services. The Trust may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed for their reasonable expenses in sending proxy material to beneficial owners of shares of the Fund.

Computershare Fund Services (the “Solicitor”) has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $24,800, plus expenses. As the Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Solicitor’s representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor’s representative has the responsibility to explain the process, read the proposals listed on the proxy card and ask for the shareholder’s instructions on the proposals. Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. The Solicitor will record the shareholder’s instructions, and within 72 hours, the shareholder will be sent a letter or e-mail to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting and does not wish to authorize the execution of a proxy by telephone, mail, facsimile or Internet, the shareholder may vote at the Meeting.

If you require additional information regarding the proxy or replacement proxy cards, please call the Solicitor toll free at 866-905-8143. Any proxy given by a shareholder, whether in writing, by telephone, by facsimile or the Internet, is revocable until voted at the Meeting.

Shareholders Sharing the Same Address

The Fund will mail only one copy of this Proxy Statement to a household, even if more than one person in a household is a Fund shareholder of record, unless the Fund has received contrary instructions from one or more of the shareholders. If you need additional copies of this Proxy Statement and you are a holder of record of your shares, please call the Fund at 1-800-548-4539. If your shares are held in broker street name, please contact your financial service firm to obtain additional copies of this Proxy Statement. If in the future you do not want the mailing of proxy statements to be combined with those of other members of your household, or if you have received multiple copies of this Proxy Statement and want future mailings to be combined with those of other members of your household, please contact the Fund in writing at AMG Funds IV, One Stamford Plaza, 263 Tresser Boulevard, Suite 949, Stamford, Connecticut 06901, or by telephone at 1-800-548-4539, or contact your financial service firm. The Fund undertakes to deliver promptly upon written or oral request a separate copy of the Proxy Statement to a security holder at a shared address to which a single copy of the document was delivered.

Principal Holders and Management Ownership

The total number of shares of the Fund outstanding, as of the Record Date, and information concerning the shareholders who owned beneficially or of record 5% or more of each class of the Fund’s outstanding securities, as of February 26, 2021, is set forth below.

As of the Record Date, the total number of the Fund’s outstanding shares was [________________].

As of February 26, 2021, the following persons or entities owned of record 5% or more of each class of the Fund’s outstanding securities:

Name and Address	Number of Shares	Percentage
AMG GW&K Small Cap Fund II
Class N
Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	394,174.647	28.49%
National Financial Services Corp (FBO) Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310	353,103.572	25.52%

Name and Address	Number of Shares	Percentage
TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, Nebraska 68103-2226	75,587.619	5.46%
Class I
LPL Financial Omnibus Customer Account Attn: Lindsay O’Toole 4707 Executive Drive San Diego, California 92121	93,233.618	29.32%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	48,071.783	15.12%
Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, Missouri 63103	35,075.440	11.03%
Gerald Dillenburg & Cheryl Dillenburg JTWROS 316 Ridge Avenue Clarendon Hills, Illinois 60514-1313	34,034.898	10.70%
National Financial Services Corp (FBO) Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310	30,730.917	9.66%
Vanguard Fiduciary Trust Co. ABN AMRO Funds U/A DTD 12/31/02 P.O. Box 2600 Attn: Outside Funds Valley Forge, Pennsylvania 19482	17,951.690	5.65%

*

Denotes persons or entities that owned 25% or more of the outstanding shares of beneficial interest of the Fund as of February 26, 2021, and therefore may be presumed to “control” the Fund under the 1940 Act. Except for these persons or entities, the Trust did not know of any person or entity who, as of February 26, 2021, “controlled” (within the meaning of the 1940 Act) the Fund. A person or entity that “controls” the Fund could have effective voting control over the Fund. It may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such “controlling” shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.

As of February 24, 2021, all management personnel (i.e., Trustees and Officers of the Trust) as a group owned beneficially less than 1% of the outstanding shares of each class of the Fund.

Since the beginning of the most recently completed fiscal year, no Trustee has purchased or sold securities of the Investment Manager, GW&K or any of their respective parents and subsidiaries exceeding 1% of the outstanding securities of any class of securities issued by the Investment Manager, GW&K or any of their respective parents or subsidiaries.

Certain Trustees and Officers may from time to time own securities of AMG, including securities received as compensation for services to AMG or its affiliates.

The Investment Manager serves as administrator of the Fund under an Amended and Restated Administration Agreement between the Investment Manager and the Trust with respect to the Fund (the “Fund Administration Agreement”). For the fiscal year ended October 31, 2020, the Fund paid $53,772 to the Investment Manager under the Fund Administration Agreement. The Distributor serves as the principal distributor and underwriter for the Fund under a Distribution Agreement between the Distributor and the Trust with respect to the Fund, and the Trust has adopted a distribution and services plan with respect to Class N shares of the Fund (the “Plan”), in accordance with the requirements of Rule 12b-1 under the 1940 Act. For the fiscal year ended October 31, 2020, Class N shares of the Fund paid $52,401 under the Plan. The Investment Manager and Distributor will continue to provide these administrative and distribution services, respectively, to the Fund after the New Subadvisory Agreement is approved.

For the fiscal year ended October 31, 2020, the Fund did not pay any commissions to any affiliated broker-dealer.

Shareholder Proposals

The Trust does not hold regularly scheduled meetings of the shareholders of the Fund. Any shareholder desiring to present a proposal for inclusion at the meeting of shareholders next following this Meeting should submit such proposal to the Trust at a reasonable time before the solicitation is made.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PROMPT VOTING IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE IF YOU WISH TO VOTE BY MAIL, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

By Order of the Board of Trustees,

Mark Duggan
Secretary

APPENDIX A

The Form of New Subadvisory Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any factual information about the Fund. Accordingly, shareholders should not rely on the representations and warranties in the Form of New Subadvisory Agreement as characterizations of the actual state of facts at the time they were made or otherwise. In addition, the Form of New Subadvisory Agreement may be revised from that shown here prior to its execution, and may be amended after its execution. Should material changes be made to the Form of New Subadvisory Agreement, the Fund will take such steps as may be required by applicable law.

FORM OF NEW SUBADVISORY AGREEMENT BETWEEN THE INVESTMENT MANAGER AND GW&K INVESTMENT MANAGEMENT, LLC WITH RESPECT TO AMG GW&K SMALL CAP FUND II

AGREEMENT made as of the [_______ day of ____, ____], between AMG FUNDS LLC, a limited liability company organized under the laws of the state of Delaware and having its principal place of business at One Stamford Plaza, 263 Tresser Boulevard, Suite 949, Stamford, Connecticut 06901 (the “Adviser”) and GW&K INVESTMENT MANAGEMENT, LLC, a limited liability company organized under the laws of the State of Delaware and having its principal place of business at 222 Berkeley Street, Boston, Massachusetts 02116 (the “Subadviser”).

WHEREAS, the Adviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Subadviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Advisers Act; and

WHEREAS, AMG FUNDS IV, a Delaware statutory trust (the “Trust”), engages in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Trust offers shares in a series, AMG GW&K Small Cap Fund II (the “Fund”); and

WHEREAS, pursuant to an Investment Advisory Agreement, dated as of May 30, 2014, between the Trust and the Adviser, as amended (the “Advisory Agreement”), the Adviser is required to perform investment advisory services for the Fund.

NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

1. APPOINTMENT OF SUBADVISER.

The Adviser hereby employs the Subadviser to provide investment advisory services to the Fund for the period and on the terms herein set forth. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. DUTIES OF ADVISER AND SUBADVISER.

(i) Delivery of Documents. The Adviser has furnished the Subadviser with true copies of each of the following:

(a) The Trust’s Trust Instrument and all amendments and supplements thereto (such Trust Instrument, as presently in effect and as it shall from time to time be amended or supplemented, is herein called the “Declaration”);

(b) The Trust’s By-Laws and amendments and supplements thereto (such By-Laws, as presently in effect and as it shall from time to time be amended and supplemented, is herein called the “By-Laws”);

(c) Resolutions of the Trust’s Board of Trustees authorizing the appointment of the Adviser and Subadviser and approving the Advisory Agreement and this Agreement and copies of the minutes of the initial meeting of shareholders of the Fund;

(d) The Trust’s Registration Statement and each Post-Effective Amendment thereto on Form N-1A under the Securities Act of 1933 as amended (the “1933 Act”) and the 1940 Act (File Nos. 033-68666 and 811-08004) with respect to the Fund as filed with the Securities and Exchange Commission and all amendments thereto (the “Registration Statement”);

(e) The most recent prospectus (such prospectus, as in effect from time to time and all amendments and supplements thereto are herein called a “Prospectus”) of the Fund;

(f) All resolutions of the Board of Trustees of the Trust pertaining to the objectives, investment policies and investment restrictions of the Fund; and

(g) Copies of the executed Advisory Agreement between the Trust and the Adviser relating to the Fund.

The Adviser will furnish the Subadviser from time to time with copies of all amendments of or supplements to items (a), (b), (c), (d), (e), (f), and (g) to the extent such amendments or supplements relate to or affect the obligations of the Subadviser hereunder with respect to the Fund.

(ii) The Subadviser, at its own expense, shall furnish the following services to the Trust with respect to the Fund:

(a) Investment Program. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment objective and policies of the Fund as set forth in the Trust’s current Registration Statement and subject to the supervision of the Adviser and the Board of Trustees of the Trust, to (i) develop and furnish continuously an investment program and strategy for the Fund in compliance with the Fund’s investment objective and policies as set forth in the Trust’s current Registration Statement, (ii) provide research and analysis relative to the investment program and investments of the Fund, (iii) determine (subject to the overall supervision of the Board of Trustees of the Trust) what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held in cash or cash equivalents, and (iv) make changes on behalf of the Trust in the investments of the Fund. In accordance with paragraph 2(ii)(b), the Subadviser shall arrange for the placing of all orders for the purchase and sale of securities and other investments for the Fund’s account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or transactions. The Subadviser will make its officers and employees available to meet with the Adviser’s officers and directors on due notice at reasonable times to review the investments and investment program of the Fund in light of current and prospective economic and market conditions. The Subadviser is authorized on behalf of the Fund to enter into agreements and execute any documents required to make investments pursuant to the Prospectus as may be amended from time to time. The Subadviser’s responsibility for providing portfolio management services hereunder shall be limited to only those assets of the Fund which the Adviser determines to allocate to the Subadviser (those assets being referred to as the “Fund Account”), and the Subadviser agrees that it shall not consult with any investment advisor(s) (within the meaning of the 1940 Act) to the Fund or any other registered investment company or portfolio series thereof under common control with the Fund concerning transactions for the Fund Account in securities or other assets such that the exemptions under Rule 10f-3, Rule 12d-3 and/or Rule 17a-10 under the 1940 Act would not be available with respect to the Fund.

The Subadviser shall exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Fund for which the Subadviser has investment management responsibility; provided that the exercise of such authority shall be subject to periodic review by the Adviser and the Trustees of the Trust; provided, further that such authority may be revoked in whole or in part by the Adviser if required by applicable law. The Subadviser shall exercise its proxy voting authority hereunder in accordance with such proxy voting policies and procedures as the Trust may designate from time to time. The Subadviser shall provide such information relating to its exercise of proxy voting authority hereunder (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Adviser from time to time.

In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and except as expressly provided for herein or otherwise expressly provided or authorized shall have no authority to act for or represent the Fund or the Trust in any way or otherwise be deemed to be an agent of the Fund, the Trust or of the Adviser. If any occasion should arise in which the Subadviser gives any advice to its clients concerning the shares of a Fund, the Subadviser will act solely as investment counsel for such clients and not in any way on behalf of the Trust or the Fund.

(b) Portfolio Transactions. In connection with the management of the investment and reinvestment of the Fund, the Subadviser, acting by its own officers, directors or employees or by a duly authorized subcontractor, is authorized to select the broker or dealers that will execute purchase and sale transactions for the Trust.

In executing portfolio transactions and selecting brokers or dealers, if any, the Subadviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Subadviser shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, the Subadviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Subadviser with respect to the Fund and/or other accounts over which the Subadviser exercises investment discretion. The Subadviser may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided.

The Subadviser may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, the Subadviser may effectuate cross transactions between the Fund and such other account if it deems this to be advantageous. The Subadviser also may cause the Fund to enter into other types of investment transactions (e.g., a long position on a particular securities index) at the same time it is causing other client accounts to take opposite economic positions (e.g., a short position on the same index).

On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Subadviser, to the extent permitted by applicable laws and regulations, and in compliance with such procedures of the Trust as may be in effect from time to time, may aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such clients.

The Subadviser will advise the Fund’s custodian or such depository or agents as may be designated by the custodian and the Adviser promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date and the identity of the effecting broker or dealer. The Subadviser shall not have possession or custody of any Fund investments. The Trust shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon the Subadviser giving proper instructions to the custodian, the Subadviser shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

The Subadviser shall, upon due notice from the Adviser, provide such periodic and special reports describing any such research, advice or other services received and the incremental commissions, net price or other consideration to which they relate.

Notwithstanding the foregoing, the Subadviser agrees that the Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with the Adviser. The Subadviser shall refrain from purchasing such securities for the Fund or directing any portfolio transaction to any such broker or dealer on behalf of the Fund, unless and until the written approval of the Adviser to do so is obtained, but the Subadviser shall not be liable to the Fund for so acting. In addition, the Subadviser agrees that it shall not direct portfolio transactions for the Fund through any broker or dealer that is an “affiliated person” of the Subadviser (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Securities and Exchange Commission) without the prior written approval of the Adviser, which shall not be unreasonably withheld. The Adviser agrees that it will provide the Subadviser with a list of brokers and dealers that are “affiliated persons” of the Fund.

(c) Reports. The Subadviser shall render to the Board of Trustees of the Trust such periodic and special reports as the Board of Trustees may request with respect to matters relating to the duties of the Subadviser set forth herein.

(iii) Notwithstanding anything to the contrary in this Agreement, the Subadviser shall have the right to engage a third-party for purposes of providing proxy advisory and/or voting services.

3. SUBADVISORY FEE.

For the services to be provided by the Subadviser as provided in Paragraph 2 hereof, the Adviser shall pay to the Subadviser an annual fee as set forth on Schedule A to this Agreement.

In the case of commencement or termination of this Agreement with respect to the Fund during any calendar month, the fee with respect to the Fund for that month shall be reduced proportionately based upon the number of calendar days during which it is in effect, and the fee shall be computed based on the average daily net assets of the Fund Account for the days during which it is in effect.

4. EXPENSES.

During the term of this Agreement, the Subadviser will bear all expenses incurred by it in the performance of its duties hereunder, other than those expenses specifically assumed by the Trust hereunder. Subject to any expense limitation agreement as in effect from time to time with respect to the Fund, the Trust shall assume and shall pay (i) issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Fund is a party, and (ii) interest on borrowed money, if any. In addition to these expenses, the Trust shall pay all brokers’ and underwriting commissions chargeable to the Trust in connection with the securities transactions to which the Fund is a party.

5. COMPLIANCE WITH APPLICABLE REGULATIONS.

In performing its duties hereunder, the Subadviser

(i) shall establish compliance procedures (copies of which shall be provided to the Adviser, and shall be subject to review and approval by the Adviser) reasonably calculated to ensure compliance at all times with: all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder; Subchapter M of the Internal Revenue Code of 1986, as amended; the provisions of the Registration Statement; the provisions of the Declaration and the By-Laws of the Trust, as the same may be amended from time to time; and any other applicable provisions of state, federal or foreign law.

(ii) acknowledges that the Trust has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that the Subadviser and certain of its employees, officers and directors may be subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish, and shall cause its employees, officers and directors to furnish, to the Adviser and/or to the Trust, all reports and information required to be provided under such code of ethics with respect to such persons.

(iii) agrees that it will maintain for the Trust all and only such records as required under Rules 31a-1 and 31a-2 under the 1940 Act in respect to its services hereunder and that such records are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request all in accordance with Rule 31a-3 under the 1940 Act.

6. LIABILITY OF SUBADVISER; INDEMNIFICATION.

Neither the Subadviser nor the officers, directors, employees, agents, or legal representatives (collectively, “Related Persons”) of the Subadviser shall be liable for any error of judgment or mistake of law, or for any loss suffered by the Fund or its shareholders in connection with the matters to which this Agreement relates; provided that, except as set forth in the succeeding paragraph, no provision of this Agreement shall be deemed to protect the Subadviser or its Related Persons against any liability to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence or the reckless disregard of the Subadviser’s obligations and duties (each of which is hereby referred to as a “Culpable Act”) under this Agreement.

Neither the Subadviser nor its Related Persons shall be liable for any error of judgment or mistake of law, or for any loss suffered by the Adviser or its Related Persons in connection with the matters to which this Agreement relates; provided that this provision shall not be deemed to protect the Subadviser or its Related Persons against any liability to which it might otherwise be subject by reason of any Culpable Act by the Subadviser or its Related Persons.

The Adviser shall indemnify the Subadviser and its Related Persons and hold them harmless from and against any and all actions, suits or claims whether groundless or meritorious and from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liabilities (collectively, “Damages”) arising directly or indirectly out of or in connection with the performance of services by the Subadviser or its Related Persons hereunder to the extent such Damages result from any Culpable Act of the Adviser or any Related Person of the Adviser.

The Subadviser shall indemnify the Adviser and its Related Persons from and against any Damages arising directly or indirectly out of or in connection with the performance of services by the Adviser or its Related Persons under this Agreement or the Advisory Agreement, in each case, to the extent such Damages result from any Culpable Act of the Subadviser or any of its Related Persons.

7. REPRESENTATIONS AND WARRANTIES.

(a) Adviser. The Adviser represents and warrants to the Subadviser that (i) the retention of the Subadviser by the Adviser as contemplated by this Agreement is authorized by the respective governing documents of the Trust and the Adviser; (ii) the execution, delivery and performance of each of this Agreement and the Advisory Agreement does not violate any obligation by which the Trust or the Adviser or their respective property is bound, whether arising by contract, operation of law or otherwise; and (iii) each of this Agreement and the Advisory Agreement has been duly authorized by appropriate action of the Trust and the Adviser and when executed and delivered by the Adviser will be the legal, valid and binding obligation of the Trust and the Adviser, enforceable against the Trust and Adviser in accordance with its terms hereof subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

(b) Subadviser. The Subadviser represents and warrants to the Adviser that (i) the retention of the Subadviser by the Adviser as contemplated by this Agreement is authorized by the Subadviser’s governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Subadviser or its property is bound, whether arising by contract, operation of law or otherwise; and (iii) this Agreement has been duly authorized by appropriate action of the Subadviser and when executed and delivered by the Subadviser will be the legal, valid and binding obligation of the Subadviser, enforceable against the Subadviser in accordance with its terms hereof, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

8. DURATION AND TERMINATION OF THIS AGREEMENT.

(a) Duration. This Agreement shall become effective with respect to the Fund on [______] (the “Effective Date”). Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the Effective Date. Subsequent to such initial periods of effectiveness, this Agreement shall continue in full force and effect for periods of one year thereafter with respect to the Fund so long as such continuance with respect to the Fund is approved at least annually (a) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (b) in either event, by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval to the extent required by applicable law.

(b) Amendment. This Agreement may be amended by agreement of the parties, provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement cast in person at a meeting called for that purpose to the extent required by applicable law, and, to the extent required by the 1940 Act, by the holders of a majority of the outstanding voting securities of the Trust in the manner required by the 1940 Act.

(c) Termination. This Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, (i) by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, (ii) by the Adviser, or (iii) by the Subadviser, in each case on sixty (60) days’ prior written notice to the other party. Upon the effective date of termination of this Agreement, the Subadviser shall deliver all books and records of the Trust or the Fund held by it (i) to such entity as the Trust may designate as a successor, or (ii) to the Adviser.

(d) Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act). The Subadviser shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment under the 1940 Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser or such other steps as the Trustees of the Trust may deem appropriate.

(e) Approval, Amendment or Termination by Individual Fund. Any approval, amendment or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

9. SERVICES NOT EXCLUSIVE.

The services of the Subadviser to the Adviser in connection with the Fund hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by the Subadviser to assist in the performance of its duties hereunder will not devote their full time to such services and nothing hereunder contained shall be deemed to limit or restrict the right of the Subadviser to engage in or devote time and attention to other businesses or to render services of whatever kind or nature.

10. RESERVATION OF NAME.

The parties hereby acknowledge that AMG Funds LLC has reserved the right to grant the nonexclusive use of the name “AMG” or “AMG Funds” or any derivative thereof to any other investment company, investment adviser, distributor or other business enterprise, and to withdraw from the Trust the use of the name “AMG” or “AMG Funds.” The name “AMG” or “AMG Funds” will continue to be used by the Trust so long as such use is mutually agreeable to AMG Funds LLC and the Trust. The Subadviser and the Trust acknowledge that the Trust shall cease using the name “AMG” or “AMG Funds” as a part of the Trust’s name and that the Subadviser, the Trust or the Fund, or any of their affiliates, shall not promote the Trust or the Fund or conduct the business of the Trust or the Fund in any way in such name if this Agreement is terminated for any reason and the Adviser does not expressly consent in writing to such use of the name “AMG” or “AMG Funds.” Future names adopted by the Trust for itself or the Fund, insofar as such names include identifying words requiring the consent of the Adviser, shall be the property of the Adviser and shall be subject to the same terms and conditions. Notwithstanding the above, AMG Funds LLC consents to the use of its name, including in connection with the name of the Trust or the Fund, in a representative client list in connection with the completion of marketing materials.

11. CONFIDENTIALITY.

The Subadviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Adviser and the Subadviser, provided that it may disclose such information to those third parties required to carry out its duties hereunder, and the Adviser shall treat as confidential all information furnished to the Fund or the Adviser by the Subadviser in connection with its duties under the Agreement, provided that it may disclose such information to those third parties required to carry out its duties hereunder (collectively, the “Confidential Information”). The term “Confidential Information” will not include information which (i) is or becomes publicly available other than as a result of a disclosure by a receiving party in violation of this Agreement, (ii) is or becomes available to a receiving party on a nonconfidential basis from a source which, to the best knowledge of the receiving party after reasonable inquiry, is not prohibited from disclosing such information by a legal, contractual or fiduciary obligation to the other, or (iii) is independently developed without reference to or reliance on the Confidential Information.

In the event that a party is requested pursuant to, or required by, applicable law, regulation or legal process to disclose any of the Confidential Information, such party will promptly notify the disclosing party so that it may seek a protective order or other appropriate remedy or, in its sole discretion, waive compliance with the terms of this Agreement. In the event that no such protective order or other remedy is obtained, or a party does not waive compliance with the terms of this Agreement, a party will furnish only that portion of the Confidential Information which it is advised by counsel is legally required and will exercise all reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Information.

12. MISCELLANEOUS.

(a) Notices. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, e-mail, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

The Adviser:	AMG Funds LLC
One Stamford Plaza 263 Tresser Boulevard, Suite 949
Stamford, Connecticut 06901
E-mail: amgfcco@amg.com
Facsimile No.:
Attention: Legal and Compliance Department

Subadviser:	GW&K Investment Management, LLC
222 Berkeley Street
Boston, Massachusetts 02116
E-mail:
Facsimile No.:
Attention: Compliance Officer

(b) Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

(c) Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

(d) Counterparties. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e) Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

IN WITNESS WHEREOF, the Adviser and the Subadviser have caused this Agreement to be executed as of the date first set forth above.

AMG FUNDS LLC

By:
Name:
Title:

GW&K INVESTMENT MANAGEMENT, LLC

By:
Name:
Title:

Acknowledged and agreed to as of the date first set forth above with respect to the Trust’s obligations under this Agreement.

AMG FUNDS IV

By:
Name:
Title:

SCHEDULE A

AMG GW&K Small Cap Fund II

For services provided to the Fund Account, the Adviser will pay a base monthly fee for each calendar month at an annual rate of 0.385% of the average net assets in the Fund Account during the month. Average assets shall be determined using the average daily net assets in the Fund Account during the month.

APPENDIX B

Filed pursuant to 497(e)

File Nos. 033-68666 and 811-08004

AMG FUNDS IV

AMG Managers LMCG Small Cap Growth Fund

Supplement dated March 19, 2021 to the Prospectus, dated February 1, 2021

The following information supplements and supersedes any information to the contrary relating to AMG Managers LMCG Small Cap Growth Fund (the “Fund”), a series of AMG Funds IV (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”), dated as noted above.

At a meeting held on March 17-18, 2021 (the “Meeting”), the Trust’s Board of Trustees (the “Board”) approved the appointment of GW&K Investment Management, LLC (“GW&K” or the “Subadviser”) as the subadviser to the Fund on an interim basis to replace LMCG Investments, LLC (“LMCG”), effective March 19, 2021 (the “Implementation Date”). The appointment of GW&K was pursuant to an interim subadvisory agreement between AMG Funds LLC (“AMGF”) and GW&K (the “Interim Subadvisory Agreement”), to be effective until the earlier of 150 days after the termination of the former subadvisory agreement between AMGF and LMCG with respect to the Fund (the “Former Subadvisory Agreement”), which occurred on March 19, 2021, or the approval of a new subadvisory agreement between AMGF and GW&K by the Board and Fund shareholders. At the Meeting, the Board also approved the longer-term appointment of GW&K as the subadviser to the Fund, a new subadvisory agreement between AMGF and GW&K (the “New Subadvisory Agreement”), and the submission of the New Subadvisory Agreement to Fund shareholders for approval. The rate of compensation to be received by GW&K under the Interim Subadvisory Agreement approved by the Board is the same rate of compensation that LMCG would have received under the Former Subadvisory Agreement.

In connection with the hiring of GW&K, effective as of the Implementation Date, the Fund (i) changed its name from AMG Managers LMCG Small Cap Growth Fund to AMG GW&K Small Cap Fund II, and (ii) made changes to its principal investment strategies and principal risks.

Also in connection with the hiring of GW&K, effective as of May 21, 2021, the Fund’s policy to, under normal circumstances, invest at least 80% of its assets in common stocks and other equity securities of small-cap companies will be replaced with the following policy: under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of small- and mid-capitalization companies. Also effective as of May 21, 2021, the Fund will (i) change its name from AMG GW&K Small Cap Fund II to AMG GW&K Small/Mid Cap Growth Fund, (ii) make changes to its principal investment strategies, and (ii) replace its existing benchmark index with the Russell 2500 Growth Index.

Also in connection with the hiring of GW&K, the Board approved the following fee changes for the Fund, all of which will be implemented upon the effectiveness of the New Subadvisory Agreement and will result in the overall reduction of the Fund’s net expense ratios: (i) the management fee for the Fund will be reduced from 0.90% to 0.62%; (ii) the Fund’s existing contractual expense limitation agreement with AMGF will be replaced with a new contractual expense limitation agreement with AMGF pursuant to which AMGF will agree, through at least March 1, 2023, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.82% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances; and (iii) the shareholder servicing fee waivers in place will be eliminated, the shareholder servicing fees of up to 0.15% that Class N shares of the Fund are authorized to pay to financial intermediaries will be eliminated and the amount of shareholder servicing fees Class I shares of the Fund are authorized to pay to financial intermediaries will be decreased from 0.15% to 0.05%. AMGF pays a portion of the management fee to the Fund’s subadviser for its services.

The disposition of Fund securities in connection with the transition of the Fund’s investment objective and strategies is expected to cause the Fund to realize taxable income for U.S. federal income tax purposes. The Fund intends to make a special distribution to shareholders of all or a portion of such income. This distribution will be taxable to shareholders who hold their shares in a taxable account. See “Certain Federal Income Tax Information” for further information.

In addition, effective as of the Implementation Date, the Prospectus is amended as follows:

All references to the name of the Fund shall refer to AMG GW&K Small Cap Fund II. All references to LMCG shall be deleted and all references to the subadviser to the Fund shall refer to GW&K. All references to Andrew Morey as the portfolio manager of the Fund shall be deleted and all references to the portfolio managers of the Fund shall refer to Daniel L. Miller, CFA and Joseph C. Craigen, CFA.

The section titled “Summary of the Funds – AMG Managers LMCG Small Cap Growth Fund – Principal Investment Strategies” beginning on page 12 is deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets in common stocks and other equity securities of small-cap companies. The Fund primarily invests in common stock and preferred stock of U.S. small-cap companies. The Fund currently defines small-cap companies to be those with market capitalizations at the time of acquisition within the range of capitalizations of companies in the Russell 2000® Growth Index (between $11.22 million and $12.599 billion as of May 8, 2020, the date of the latest reconstitution of the Index (implemented by the Index June 26, 2020)). The Fund may continue to hold securities of a portfolio company that subsequently drops below or appreciates above the small-capitalization threshold. Because of this, the Fund may have less than 80% of its net assets in equity securities of small-cap companies at any given time.

Through its fundamental research and proprietary screening, GW&K Investment Management, LLC, the subadviser to the Fund (“GW&K” or the “Subadviser”), seeks to identify quality companies with growth oriented characteristics. GW&K seeks to assemble a portfolio of securities diversified as to companies and sectors.

The Subadviser seeks to focus on quality small-capitalization companies with sound management and long-term sustainable growth. In selecting companies for the Fund, the Subadviser looks for firms with the following key attributes:

•	Experienced, tenured, high quality management;

•	Business models that deliver consistent long-term growth;

•	Leading companies in attractive and defensible niche markets;

•	Strong financial characteristics; and

•	Appropriate valuation.

The section titled “Summary of the Funds – AMG Managers LMCG Small Cap Growth Fund – Principal Risks” on page 13 is revised to remove “Exchange-Traded Fund Risk,” “Exchange-Traded Note Risk,” “Foreign Investment Risk,” “IPO Risk” and “Real Estate Industry Risk” as principal risks of the Fund.

Also with respect to the section titled “Summary of the Funds – AMG Managers LMCG Small Cap Growth Fund – Principal Risks” on page 13, the principal risks shall appear in the following order: Market Risk; Small- and Mid-Capitalization Stock Risk; Growth Stock Risk; Management Risk; Sector Risk; High Portfolio Turnover Risk; and Liquidity Risk.

In the section titled “Summary of the Funds – AMG Managers LMCG Small Cap Growth Fund – Performance” on page 14, the first paragraph is deleted and replaced with the following:

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad-based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

As of March 19, 2021, GW&K was appointed as subadviser to the Fund and the Fund changed its name to “AMG GW&K Small Cap Fund II” and adopted its current investment strategies. The Fund’s performance information for periods prior to March 19, 2021 reflects the Fund’s investment strategy that was in effect at that time and may have been different had the Fund’s current investment strategy been in effect.

To obtain updated performance information, please visit www.amgfunds.com or call 800.548.4539.

The section titled “Summary of the Funds – AMG Managers LMCG Small Cap Growth Fund – Portfolio Management” on page 14 is deleted and replaced with the following:

PORTFOLIO MANAGEMENT

Investment Manager

AMG Funds LLC

Subadviser

GW&K Investment Management, LLC

(pursuant to an interim subadvisory agreement in anticipation of shareholder approval of a definitive subadvisory agreement)

Portfolio Managers

Daniel L. Miller, CFA

Partner and Director of Equities of GW&K;

Portfolio Manager of the Fund since March 2021.

Joseph C. Craigen, CFA

Partner and Equity Portfolio Manager of GW&K;

Portfolio Manager of the Fund since March 2021.

The section titled “Additional Information About the Funds – AMG Managers LMCG Small Cap Growth Fund – Additional Information About the Fund’s Principal Investment Strategies” on page 32 is deleted and replaced with the following:

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

The Subadviser utilizes fundamental research and bottom-up stock selection to seek to identify small-capitalization companies with sustainable earnings growth in niche markets, and whose management is focused on enhancing value for shareholders. The Fund seeks to hold securities for the long term. The Fund aims to participate in rising markets and defend in down markets.

Various factors may lead the Subadviser to consider selling a particular security, such as a significant change in the relevant company’s senior management or its products, a deterioration in its fundamental characteristics, if the company has corporate governance issues, or if the Subadviser believes the security has become overvalued.

The Fund has adopted a non-fundamental policy pursuant to Rule 35d-1 under the 1940 Act. Until May 21, 2021, under normal circumstances, the Fund invests at least 80% of its assets in common stocks and other equity securities of small-cap companies. For purposes of this policy, the term “assets” means “net assets plus the amount of borrowings for investment purposes.” Effective as of May 21, 2021, this policy will be replaced with the following policy: under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of small- and mid-capitalization companies. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.

The Fund’s compliance with its investment limitations and requirements described in the Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in market capitalization of a company, will not constitute a violation of that limitation.

The section titled “Additional Information About the Funds – Summary of the Funds’ Principal Risks” beginning on page 40 is revised to reflect that “Exchange-Traded Fund Risk,” “Exchange-Traded Note Risk,” “Foreign Investment Risk,” “IPO Risk” and “Real Estate Industry Risk” are no longer principal risks of the Fund.

In the section titled “Additional Information About the Funds – Fund Management – AMG Managers LMCG Small Cap Growth Fund” on page 48, the first paragraph is deleted and replaced with the following:

GW&K has day-to-day responsibility for managing the Fund’s portfolio pursuant to an interim Subadvisory Agreement that became effective on March 19, 2021 and will remain in effect for 150 days or until shareholders of the Fund approve a definitive Subadvisory Agreement with GW&K, if earlier. GW&K, located at 222 Berkeley Street, Boston, Massachusetts 02116, has advised individual and institutional clients since 1974 and, as of December 31, 2020, had assets under management of approximately $51 billion. AMG indirectly owns a majority interest in GW&K.

In the section titled “Additional Information About the Funds – Fund Management – Portfolio Management” beginning on page 50, the information relating to AMG Managers LMCG Small Cap Growth Fund is deleted and replaced with the following:

AMG GW&K Small Cap Fund II
Daniel L. Miller, CFA	Portfolio Manager of the Fund since March 2021. Mr. Miller joined GW&K in December 2008 as Partner and Director of Equities, responsible for overseeing all aspects of GW&K’s equity group, including portfolio management, research and trading. He is a member of GW&K’s Investment Committee. Mr. Miller spent 21 years at Putnam Investments, where he was Chief Investment Officer for the Specialty Growth Group from 1996 to 2004. After retiring from Putnam Investments in 2004, Mr. Miller worked as an investment consultant and financial consultant for various companies from 2004 to 2008, until he joined GW&K.

Joseph C. Craigen, CFA	Portfolio Manager of the Fund since March 2021. Mr. Craigen joined GW&K in 2008 and is a Partner and Equity Portfolio Manager. He is a member of the GW&K Equity team analyzing small and mid cap companies and it also a member of the firm’s Investment Committee. Prior to joining GW&K, Mr. Craigen held research analyst positions at Citizens Funds and Needham & Company, and was a research associate at Tucker Anthony.

In addition, effective as of May 21, 2021, the Prospectus is amended as follows:

All references to the name of the Fund shall refer to AMG GW&K Small/Mid Cap Growth Fund.

The section titled “Summary of the Funds – AMG Managers LMCG Small Cap Growth Fund – Principal Investment Strategies” beginning on page 12 is deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of small- and mid-capitalization companies. The Fund primarily invests in common stock and preferred stock of U.S. small- and mid-capitalization companies. The Fund currently defines small- and mid-capitalization companies to be those with market capitalizations at the time of purchase between $250 million and $10 billion or otherwise within the range of capitalizations of companies in the Russell 2500 Growth Index (between $35.59 million and $12.688 billion as of May 8, 2020, the date of the latest reconstitution of the Index (implemented by the Index June 26, 2020)).The Fund may continue to hold securities of a portfolio company that subsequently drops below or appreciates above this threshold. Because of this, the Fund may have less than 80% of its net assets in securities of small- and mid-capitalization companies at any given time.

Through its fundamental research and proprietary screening, GW&K Investment Management, LLC, the subadviser to the Fund (“GW&K” or the “Subadviser”), seeks to identify quality companies with growth oriented characteristics. GW&K seeks to assemble a portfolio of securities diversified as to companies and sectors.

The Subadviser seeks to focus on quality small- and mid-capitalization companies with sound management and long-term sustainable growth. In selecting companies for the Fund, the Subadviser looks for firms with the following key attributes:

•	Experienced, tenured, high quality management;

•	Business models that deliver consistent long-term growth;

•	Leading companies in attractive and defensible niche markets;

•	Strong financial characteristics; and

•	Appropriate valuation.

In the section titled “Summary of the Funds – AMG Managers LMCG Small Cap Growth Fund – Performance” on page 14, the first three paragraphs are deleted and replaced with the following:

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of two broad-based securities market indices. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

As of March 19, 2021, GW&K was appointed as subadviser to the Fund, and the Fund changed its name to “AMG GW&K Small Cap Fund II” and made changes to its principal investment strategies. As of May 21, 2021, the Fund changed its name to “AMG GW&K Small/Mid Cap Growth Fund,” adopted its current investment strategies and began comparing its performance to the Russell 2500 Growth Index. The Fund’s performance information for periods prior to May 21, 2021 reflects the Fund’s investment strategy that was in effect at that time and may have been different had the Fund’s current investment strategy been in effect.

To obtain updated performance information, please visit www.amgfunds.com or call 800.548.4539.

The Average Annual Total Returns table in the section titled “Summary of the Funds – AMG Managers LMCG Small Cap Growth Fund – Performance” on page 14 is deleted and replaced with the following:

Average Annual Total Returns as of 12/31/20

AMG GW&K Small/Mid Cap Growth Fund	1 Year	5 Years	10 Years	Since Inception[1]
Class N Return Before Taxes	45.61%	13.27%	11.93%	—
Class N Return After Taxes on Distributions	44.25%	13.05%	10.85%	—
Class N Return After Taxes on Distributions and Sale of Fund Shares	27.94%	10.64%	9.34%	—
Class I Return Before Taxes	45.89%	13.51%	—	11.38%
Russell 2500 Growth Index[2] (reflects no deduction for fees, expenses or taxes)	40.47%	18.68%	15.00%	14.64%
Russell 2000® Growth Index[2] (reflects no deduction for fees, expenses or taxes)	34.63%	16.36%	13.48%	12.86%

[1]	Class I and Index performance shown reflects performance since the inception date of the Fund’s Class I shares on June 1, 2011.
[2]

The Russell 2500 Growth Index replaced the Russell 2000® Growth Index as the Fund’s benchmark on May 21, 2021 because the Investment Manager and Subadviser believe the new benchmark is more representative of the Fund’s current investment strategies.

The section titled “Additional Information About the Funds – AMG Managers LMCG Small Cap Growth Fund – Additional Information About the Fund’s Principal Investment Strategies” on page 32 is deleted and replaced with the following:

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

The Subadviser utilizes fundamental research and bottom-up stock selection to seek to identify small- and mid-capitalization companies with sustainable earnings growth in niche markets, and whose management is focused on enhancing value for shareholders. The Fund seeks to hold securities for the long term. The Fund aims to participate in rising markets and defend in down markets.

Various factors may lead the Subadviser to consider selling a particular security, such as a significant change in the relevant company’s senior management or its products, a deterioration in its fundamental characteristics, if the company has corporate governance issues, or if the Subadviser believes the security has become overvalued.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of small- and mid-capitalization companies. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.

The Fund’s compliance with its investment limitations and requirements described in the Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in market capitalization of a company, will not constitute a violation of that limitation.

In addition, effective if and when the New Subadvisory Agreement takes effect, the Prospectus is amended as follows:

The sections under “Summary of the Funds – AMG Managers LMCG Small Cap Growth Fund” titled “Fees and Expenses of the Fund” and “Expense Example” on page 12 are deleted and replaced with the following:

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I
Management Fee[1]	0.62%	0.62%
Distribution and Service (12b-1) Fees	0.19%	None
Other Expenses[1]	0.44%	0.49%
Total Annual Fund Operating Expenses	1.25%	1.11%
Fee Waiver and Expense Reimbursements[2]	(0.24)%	(0.24)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2]	1.01%	0.87%

[1]	Expense information has been restated to reflect current fees.

[2]

AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2023, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.82% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through March 1, 2023. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$103	$360	$651	$1,479
Class I	$89	$317	$576	$1,319

The section titled “Additional Information About the Funds – AMG Managers LMCG Small Cap Growth Fund – Additional Information About the Fund’s Expenses and Performance” on page 33 is deleted and replaced with the following:

ADDITIONAL INFORMATION ABOUT THE FUND’S EXPENSES AND PERFORMANCE

Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Class I shares are authorized to pay up to 0.05% in shareholder servicing fees, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Shareholder servicing fees paid by Class I shares are reflected in “Other Expenses” in the Annual Fund Operating Expenses table for such class. Please see “Choosing a Share Class” for more information on the Fund’s shareholder servicing fees. The Fund’s annual operating expenses may vary throughout the period and from year to year. The Fund’s expenses for the current fiscal year may be different than the expenses listed in the Fund’s fee and expense table above.

Under “Performance” in the Fund’s summary section, the performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index shown in the table. The information in the bar chart is for Class N shares of the Fund. Class I shares would have similar annual returns as Class N shares because each class is invested in the same portfolio of securities. However, because Class I shares are subject to different expenses than Class N shares, Class I share performance varies. The performance information also reflects the impact of the Fund’s contractual expense limitations in effect during the periods shown. If the Investment Manager had not agreed to limit expenses, returns would have been lower.

As discussed under “Fees and Expenses of the Fund” in the Fund’s summary section, the Investment Manager has contractually agreed, through at least March 1, 2023, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.82% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

In the section titled “Additional Information About the Funds – Fund Management – AMG Managers LMCG Small Cap Growth” on page 48, the second paragraph is deleted and replaced with the following:

The Fund is obligated by its Investment Advisory Agreement to pay an annual management fee to the Investment Manager of 0.62% of the average daily net assets of the Fund. The Investment Manager, in turn, pays GW&K a portion of this fee for its services as Subadviser. Under a separate Administration Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund and receives an annual administrative fee from the Fund for these services of 0.15% of the Fund’s average daily net assets.

The following is added to the section titled “Shareholder Guide – Choosing a Share Class – Class N Shares” on page 54 and replaces any different information in the section with respect to the shareholder servicing fees payable by the Fund:

Shareholders of Class N shares of AMG GW&K Small Cap Fund II do not bear shareholder servicing fees for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies.

The following is added to the section titled “Shareholder Guide – Choosing a Share Class – Class I Shares” on page 54 and replaces any different information in the section with respect to the shareholder servicing fees payable by the Fund:

Shareholders of Class I shares may bear shareholder servicing fees of up to 0.05% with respect to AMG GW&K Small Cap Fund II for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies.

The following is added to the third paragraph of the section titled “Shareholder Guide – Investing Through an Intermediary” beginning on page 54 and replaces any different information in the section with respect to the shareholder servicing fees payable by the Fund:

Class I shares of AMG GW&K Small Cap Fund II are authorized to pay shareholder servicing fees at a rate of up to 0.05% of the Fund’s average daily net assets with respect to such share class.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

Filed pursuant to 497(e)

File Nos. 033-68666 and 811-08004

AMG FUNDS IV

AMG Managers LMCG Small Cap Growth Fund

Supplement dated March 19, 2021 to the Prospectus, dated February 1, 2021

The following information supplements and supersedes any information to the contrary relating to AMG Managers LMCG Small Cap Growth Fund (the “Fund”), a series of AMG Funds IV, contained in the Fund’s Prospectus, dated as noted above.

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Effective as of May 21, 2021, the Fund’s policy to, under normal circumstances, invest at least 80% of its assets in common stocks and other equity securities of small-cap companies will be replaced with the following policy: under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of small- and mid-capitalization companies.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name of the proxy card. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	(1) ABC Corp. John Doe, Treasurer

(2) ABC Corp. c/o John Doe, Treasurer	(2) John Doe, Treasurer

(3) ABC Corp. Profit Sharing Plan	(3) John Doe, Trustee

Trust Accounts
(1) ABC Trust	(1) Jane Doe, Trustee

(2) Jane Doe, Trustee u/t/d 12/28/78	(2) Jane Doe

Custodial Accounts
(1) John Smith, Custodian f/b/o John Smith, Jr. UGMA	(1) John Smith

(2) John Smith	(2) John Smith, Executor

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE TELEPHONIC MEETING on May 20, 2021, at 3:00 p.m. Eastern Time. Please refer to the Proxy Statement for instructions on how to participate in the telephonic Meeting

Please detach at perforation before mailing.

PROXY                                                        AMG GW&K SMALL CAP FUND II

A SERIES OF AMG FUNDS IV

SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED TO BE HELD ON MAY 20, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF AMG FUNDS IV (“AMG Funds IV” or the “Trust”). The undersigned shareholders of AMG GW&K Small Cap Fund II (formerly AMG Managers LMCG Small Cap Growth Fund) (the “Fund”), a series of the Trust, revoking all previous proxies, if any, with respect to the Shares the Fund, hereby appoints Thomas G. Disbrow, Mark J. Duggan and Maureen A. Meredith proxies, each with full power of substitution, to vote at the Special Meeting of Shareholders and at any adjournments or postponements thereof (the “Meeting”) of the Fund. In light of the COVID-19 pandemic, the Meeting will be a virtual meeting to be held via telephone only on May 20, 2021, at 3:00 p.m., Eastern Time. Please refer to the Proxy Statement for instructions on how to participate in the telephonic Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement.

The votes entitled to be cast will be cast as instructed on the reverse side. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” the proposals. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting and at any adjournments or postponements thereof.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

LMC_32073_031821

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Shareholder Meeting to be held by telephone only on May 20, 2021.

The Notice of Special Meeting, Proxy Statement and Proxy Card for this meeting are available at:

https://www.proxy-direct.com/amg-32073

IF YOU VOTE BY TELEPHONE OR INTERNET,

PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

Proposals THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSALS.
		FOR	AGAINST	ABSTAIN

1.	To approve a new subadvisory agreement between AMG Funds LLC (the “Investment Manager”) and GW&K Investment Management, LLC (“GW&K”) with respect to the Fund.	☐	☐	☐

2.	To approve the redesignation of the Fund’s fundamental investment objective as non-fundamental.	☐	☐	☐

3.	To amend certain of the fundamental investment restrictions of the Fund.	☐	☐	☐

4.

To approve a modified manager-of-managers structure for the Fund that would permit the Investment Manager to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers without obtaining shareholder approval and would also permit the Fund to disclose fees paid to subadvisers on an aggregate, rather than individual, basis.

		☐	☐	☐

5.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

  Note:  Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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